As filed with the Securities and Exchange Commission on March 31, 1997
                        Securities Act File No. 33-85242
                    Investment Company Act File No. 811-8822


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |_|
                       Post-Effective Amendment No. 4 |X|

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_|
                               Amendment No. 5 |X|
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                       CAPITAL MANAGEMENT INVESTMENT TRUST
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                                  140 Broadway
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                                   Suite 2201
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                            New York, New York 10005
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                            Telephone (212) 509-1111
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                               AGENT FOR SERVICE:

                         C. Frank Watson III, Secretary
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069


                                 With copies to:

                            M. Guy Brooks, III, Esq.
                            Poyner & Spruill, L.L.P.
                              3600 Glenwood Avenue
                          Raleigh, North Carolina 27612

It is proposed that this filing will become effective:

   |X|      Immediately upon filing pursuant      |_|      on   , 1997 pursuant
            to Rule 485(b), or                             to Rule 485(b), or

   |_|      60 days after filing pursuant         |_|      on   , 1997 pursuant
            to Rule 485(a)(1),                             to Rule 485(a)(1), or

   |_|      75 days after filing pursuant         |_|      on   , 1997 pursuant
            to Rule 485(a)(2)                              to Rule 485(a)(2), or

The issuer has previously registered an indefinite number of shares of two classes of one series: Capital Management Mid-Cap Fund, under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the year ended November 30, 1996 was filed on January 28, 1997.

Prospectus                                               Cusip Number 140296203



                         CAPITAL MANAGEMENT MID-CAP FUND
                                 INVESTOR SHARES


The investment objective of the Capital Management Mid-Cap Fund (formerly named the Capital Management Equity Fund) (the "Fund") is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. The Fund will focus on equity securities of medium-capitalization companies. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

This Prospectus relates to shares ("Investor Shares") representing interests in the Fund. The Investor Shares are sold to the public as an investment vehicle for individuals, institutions, corporations, and fiduciaries.
See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR
                       Capital Management Associates, Inc.
                               New York, New York

The Fund is a diversified series of the Capital Management Investment Trust, a registered, open-end management, investment company. This Prospectus sets forth concisely the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated April 1, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus in its entirety. The Fund's address is 140 Broadway, New York, New York 10005, and its telephone number is 1-800-773-3863. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund. The SEC maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the Fund involves risks, including the possible loss of principal.


            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
 THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
   COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 1, 1997

                               TABLE OF CONTENTS

PROSPECTUS SUMMARY.........................................................  2

FEE TABLE..................................................................  3

FINANCIAL HIGHLIGHTS.......................................................  4

INVESTMENT OBJECTIVE AND POLICIES..........................................  5

RISK FACTORS...............................................................  8

INVESTMENT LIMITATIONS.....................................................  9

HOW NET ASSET VALUE IS DETERMINED.......................................... 10

PERFORMANCE DATA........................................................... 10

MANAGEMENT OF THE FUND..................................................... 11

HOW TO PURCHASE SHARES..................................................... 15

HOW TO REDEEM SHARES....................................................... 19

DIVIDENDS AND DISTRIBUTIONS................................................ 21

FEDERAL INCOME TAX INFORMATION............................................. 21

ORGANIZATION AND CAPITAL SHARES............................................ 22

VOTING RIGHTS.............................................................. 23

OTHER INFORMATION.......................................................... 23

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer, or other person is authorized to give any information or to make any representations other than those contained in this Prospectus.

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                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The Fund. The Capital Management Mid-Cap Fund (formerly named the Capital Management Equity Fund) (the "Fund") is a diversified series of the Capital Management Investment Trust (the "Trust"), a registered, open-end management, investment company organized as a Massachusetts business trust. This Prospectus relates to Investor Shares of the Fund. See "Organization and Capital Shares."

Offering Price. The Investor Shares are offered at net asset value plus a 3% sales charge, which is reduced on purchases involving larger amounts. The Investor Shares are sold to the public as an investment vehicle for individuals, institutions, corporations, and fiduciaries. Investor Shares bear certain expenses relating to their distribution. See "Distributor and Distribution Fee" below. The minimum initial investment is $2,500 ($1,000 for IRA accounts). The minimum subsequent investment is $500. See "How to Purchase Shares."

Investment Objective. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund will focus on equity securities of medium-capitalization companies. See "Investment Objective and Policies."

Advisor. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Capital Management Associates, Inc., of New York, New York (the "Advisor"), manages the Fund's investments. The Advisor manages over $1 billion in assets. Its clients include individuals, corporations, pension and profit-sharing plans, and endowments. For its services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 1.00% of the first $100 million of Fund assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million. See "Management of the Fund - Investment Advisor."

Dividends. The Fund may pay income dividends, if any, quarterly; capital gains, if any, are paid at least once each year. Dividend and capital gain distributions are automatically reinvested in additional Investor Shares at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Fee. Shields & Company (the "Distributor") serves as distributor of the Fund's shares. For its services, which include payments to qualified securities dealers for sales of Fund shares, the Distributor receives commissions consisting of the portion of the sales charge on sales of Investor Shares remaining after the discounts it allows to securities dealers. Under the Fund's Distribution Plan applicable to the Investor Shares, payments of up to 0.75% annually of the Investor Shares' average net assets may be made to the Distributor and others to compensate them and to reimburse them for activities intended to result in the sale of Investor Shares and the servicing of accounts of holders of Investor Shares. The Distributor is affiliated with the Advisor. See "Management of the Fund - Distributor" and "- Distribution Plan."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How to Redeem Shares."

Special Risk Considerations. The Fund is not intended to provide a complete investment program, and there can be no assurance that the Fund will achieve its investment objective. To the extent that equities comprise a major portion of the Fund's portfolio, the Fund's net asset value will be subject to stock market fluctuation. While the Fund will invest primarily in common stocks traded in U.S. securities markets, some of the Fund's investments may include illiquid securities, foreign securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund's portfolio will also contain a significant amount of securities of medium-capitalization companies, which may exhibit more volatility than large-capitalization companies. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Investor Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Investor Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

              Shareholder Transaction Expenses for Investor Shares

 Maximum Sales Charge Imposed on Purchases...........................3.00% 1
    (as a percentage of offering price)
 Maximum Sales Charge Imposed on Reinvested Dividends.................None
 Deferred Sales Load..................................................None
 Redemption Fees*.....................................................None
 Exchange Fees........................................................None

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds.

                         Annual Fund Operating Expenses
                               for Investor Shares
                     (as a percentage of average net assets)

 Management Fees....................................................0.00% 3
 12b-1 Fees.........................................................0.75% 2
 Total Other Expenses...............................................1.50% 3
 Total Fund Operating Expenses......................................2.25% 3

EXAMPLE: You would pay the following expenses (including the maximum initial sales charge) on a $1,000 investment in Investor Shares of the Fund, whether or not you redeem at the end of the period, and assuming a 5% annual return:

     1 year               3 years              5 years            10 years
    --------             ---------            ---------          ---------
       $52                  $98                 $147                $281

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1    Reduced for larger purchases. See "How to Purchase Shares - Sales Charges."

2 The Fund, with respect to the Investor Shares, has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the Investor Shares may pay distribution and service fees up to 0.75% of average net assets of the Investor Shares annually. See "Management of the Fund - Distribution Plan" below. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

3 The Total Fund Operating Expenses shown above are based on actual operating expenses incurred by the Investor Shares of the Fund for the fiscal year ended November 30, 1996, which, after fee waivers and expense reimbursements, were 0.00% of average daily net assets of the Investor Shares of the Fund, but restated to reflect the expenses anticipated to be incurred by the Investor Shares of the Fund for the current fiscal year. Absent such waivers and reimbursements, the percentages would have been 1.00% for Management Fees and 4.45% for Total Fund Operating Expenses for the Investor Shares of the Fund for the fiscal year ended November 30, 1996. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits Total Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, sales charges, and extraordinary expenses) to not more than 2.25% of the Investor Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue in the future.

See "How to Purchase Shares" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The example shown above assumes a 5% annual return pursuant to the requirements of the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund. The annual rate of return may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The Fund has two classes of shares - Investor Shares and Institutional Shares. See "Organization and Capital Shares." This Prospectus relates to Investor Shares. The financial data included in the table below was obtained from audited financial statements of the Fund. The financial data have been audited by KPMG Peat Marwick LLP, independent auditors, whose report covering such fiscal year and period is included in the Statement of Additional Information. The information in the table below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.


                                 Investor Class
             (For a Share Outstanding Throughout the Fiscal Period)

                                                                                          For the period from
                                                                                            April 7, 1995,
                                                                  Year ended         (commencement of operations)
                                                               November 30, 1996         to November 30, 1995

Net asset value, beginning of period                                $12.09                       $11.07
                                                                    ------                       ------

     Income from investment operations
        Net investment income                                         0.24                         0.11
        Net realized and unrealized gain on investments               2.06                         1.02
                                                                      ----                         ----

           Total from investment operations                           2.30                         1.13
                                                                      ----                         ----

     Distributions to shareholders from
        Net investment income                                        (0.21)                       (0.11)
        Net realized gain from investment transactions               (0.22)                        0.00
                                                                      ----                         ----

           Total distributions                                       (0.43)                       (0.11)
                                                                     ------                       -----

Net asset value, end of period                                      $13.96                       $12.09
                                                                    ======                       ======

Total return (a)                                                     19.61%                       10.24%
                                                                     =====                        =====

Ratios/supplemental data

     Net assets, end of period                                    $746,136                     $550,814

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                 4.45%                        7.18%(b)
        After expense reimbursements and waived fees                  0.00%                        1.06%(b)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursements and waived fees                (2.50)%                      (4.23)%(b)
        After expense reimbursements and waived fees                  1.95%                        1.89%(b)

     Portfolio turnover rate                                         82.30%                       47.74%

     Average commission rate paid                                    $0.0598                        N/A


(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Under normal market conditions, at least 90% of the Fund's total assets will be invested in equity securities and at least 65% of the Fund's total assets will be invested in equity securities of medium-capitalization companies, which are defined as those whose market capitalization range is from $300 million to $6 billion. However, as a temporary defensive measure, when the Advisor determines that market conditions warrant such investments, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

Equity Selection Criteria. The Advisor will manage the Fund's assets by utilizing an investment philosophy which has been employed by the Advisor since the firm's inception. Under normal market conditions, the Fund will invest in equity securities consisting of common stocks and securities convertible into common stocks. The Fund intends to invest in a diversified group of common stocks and will not concentrate its investments in any one industry or group. The Fund will focus on medium-capitalization companies. This market-capitalization range includes a universe of approximately 1,700 companies. Stocks held in the portfolio will generally be traded on either the New York Stock Exchange, American Stock Exchange, or the over-the-counter market. Foreign securities, if held, will generally be traded on foreign securities exchanges. Foreign securities may be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. dollars and traded on U.S. securities markets. See "Foreign Securities" below.

An economic forecast is developed by the Advisor's Investment Committee to guide industry allocation decisions. Medium-capitalization equities in industries where the outlook is favorable relative to current price levels are then subjected to additional screening and are finally selected through fundamental security analysis to identify value. This process most often includes visits with company management and contacts with industry experts and suppliers. The results of this research are presented at meetings of the Advisor's investment professionals. Final investment decisions are made by the Advisor's Investment Committee (identified below under "Management of the Fund -Investment Advisor").

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills; obligations guaranteed by the U.S. Government such as obligations issued by the Government National Mortgage Association ("GNMA"); as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government-sponsored entities are supported by the full faith and credit of the U.S. Government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities, and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations, or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's total assets may be so invested.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when a Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days or other illiquid securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities' investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States, and compared to the United States, there may be a lack of uniform accounting, auditing, and financial reporting standards; less volume and liquidity and more volatility; less public information; and less regulation of foreign issuers. Countries have been known to expropriate or to nationalize assets, and foreign investments may be subject to political, financial, or social instability or to adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities' laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities' values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions, and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Investment Companies. To achieve its investment objective, the Fund may invest its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective, to the limited extent permitted by the 1940 Act. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment  companies,  the  shareholders  of the Fund  would  indirectly  pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or securities interests therein or securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts
("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with repurchase agreements and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund's portfolio consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities will fluctuate due to interest rate risks. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Given the Fund's limitation primarily to securities which are commonly defined as `mid-capitalization' securities, the Fund may be expected to exhibit more volatility than an equity fund investing in larger-capitalization securities. Because there is risk in any investment, there can be no assurance that the Fund will meet its objective.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 100% in any one year. The degree of portfolio activity affects the brokerage costs of the Fund and other transaction costs related to the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gain tax consequences. The Fund's portfolio turnover rate for its prior fiscal year and fiscal period is set forth under "Financial Highlights" above.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities will also be restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and to maintain in a segregated account until the settlement date cash, U.S. Government Securities, or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date; this risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit exposure to risk, the Fund has adopted certain investment limitations. Some of these limitations are that the Fund will not: (1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets (the Fund will not make any investments if borrowing exceeds 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are subject to the limitation on investing in illiquid securities); (3) invest more than 10% of its net assets in illiquid securities; (4) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (5) purchase or sell commodities, commodities' contracts, real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein), or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases); (6) with respect to 75% of Fund assets, invest more than 5% at cost of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting stock of any one issuer; and (7) write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, or futures contracts or related options. Investment limitations (1), (5), (6), and (7) are deemed fundamental; that is, they may not be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.



                        HOW NET ASSET VALUE IS DETERMINED

The net asset value for each Investor Share of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange ("NYSE") is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments, less all of its liabilities, divided by the number of its outstanding shares.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Prices for securities traded on foreign exchanges will be converted to the equivalent price in U.S. currency using the published currency exchange rates available at the time of valuation. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                                PERFORMANCE DATA

From time to time the Fund may advertise its average annual total return for each Class of Fund shares. The average annual total return refers to the average annual compounded rates of return over 1-, 3-, 5-, and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts, and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 3, 5, or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise total return performance data other than average annual total return for each Class of Fund shares. Such data would show a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and would assume reinvestment of all dividends and capital gain distributions. Such other total return data may be shown for the same or different periods as those used for average annual total return. These data may consist of a cumulative percentage rate of return, actual year-by-year rates of return, or any combination thereof. A cumulative percentage rate of return would show the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or reimburse all or a portion of the Fund's expenses. It is not currently contemplated that the Advisor will waive portions of its fees or reimburse Fund expenses except as provided under "Fee Table." Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications to shareholders. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of the Capital Management Investment Trust (the "Trust"), a registered, open-end management, investment company organized as a Massachusetts business trust on October 18, 1994. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts and the Declaration of Trust. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them. The Trustees of the Trust and executive officers of the Fund and their principal occupations for the last five years are set forth below:


TRUSTEES

Lucius E.           Mr. Burch is Chairman and Chief Executive  Officer of Massey
Burch, III          Burch Investment Group, Inc., a large,  southeastern venture
Trustee             capital firm based in Nashville, Tennessee. After working as a commercial banker at Morgan Guaranty Trust Co. in New York
                    City, he joined Massey Investment Company, the predecessor of Massey Burch Investment Group, as a financial analyst and portfolio manager in 1968. He has extensive experience in management consulting, corporate finance, and mergers and acquisitions. Mr. Burch currently serves on the Board of Directors of QMS, Inc., a NYSE-listed company; Bio-Safe
                    Systems, Inc.; and several private companies. He is a graduate of the University of North Carolina.

Thomas A.           Mr.  Saunders is a Partner of Saunders  Karp & Co.,  L.P., a
Saunders, III       New  York-based  merchant  bank.  From 1974 to 1989 he was a
Trustee             Managing Director of Morgan Stanley & Co., Incorporated, and
                    from  1987 to  1989  he was  Chairman  of  Morgan  Stanley's
                    Leveraged Equity Fund II, L.P. Mr. Saunders  received a B.S.
                    degree in Electrical  Engineering from the Virginia Military
                    Institute  and an  M.B.A.  degree  from  the  University  of
                    Virginia's    Darden    Graduate    School    of    Business
                    Administration.  He is  Chairman of the Board of Trustees of
                    the Darden Graduate School, as well as a member of the Board of Visitors of the Virginia Military Institute. Mr. Saunders
                    is also a member of the Board of Trustees of the Cold Spring
                    Harbor  Laboratory.  He serves  as a  Director  to  numerous
                    industrial,   consumer,  and  healthcare  companies  in  the
                    Saunders Karp portfolio.

David V. Shields    Mr.  Shields is a Managing  Director  of the Advisor and the
Trustee             Distributor.  He has  been a member  of the New  York  Stock
                    Exchange   since   1968,   specializing   in   institutional
                    brokerage. Mr. Shields served on the Board of Directors of the NYSE from 1986 to 1992, having served as Governor prior to that time. He has served on various NYSE committees including the Audit, Market Performance, and the Committee for Review. He is past director of the Alliance of Floor
                    Brokers of the NYSE and served as its President from 1980 to 1986. Mr. Shields has acted in various advisory capacities on capital markets in Russia, Estonia, and Norway. He holds a B.S. degree in Economics from the Wharton School of the University of Pennsylvania and a Graduate Certificate from the London School of Economics.

J.V. Shields, Jr.   Mr.  Shields  is a Managing  Director  and  Chairman  of the
Trustee             Advisor  and the  Distributor.  He  previously  had been the
                    Director  of  Corporate  Finance at H.N.  Whitney,  Goadby &
                    Company. He is responsible for development of the Advisor's corporate policy and serves on the Investment Committee. He currently serves as Chairman of the Board of Trustees of the 59 Wall Street Trust, the Brown Brothers Harriman & Co.
                    mutual fund group, and serves on the Board of Directors of Flowers Industries, Inc., a NYSE-listed, diversified, food manufacturer. He received his B.S.B.A. degree in Finance and Economics from Georgetown University.

Anthony J.          Mr. Walton is President of Armstrong Holdings Corporation, a
Walton              private  investment  company and corporate  finance advisory
Trustee             firm.  He is also Vice  Chairman of Petsec  Energy,  Inc., a
                    U.S.  exploration  and  production  company based in Sydney,
                    Australia,  and  Lafayette,  Louisiana.  Previously,  he was
                    Chief  Executive  Officer of the Llama  Company,  a regional investment bank in Fayetteville, Arkansas, which is owned by members of the Walton family,  founders of Wal-Mart  Stores,
                    Inc.  Prior to joining  Llama,  he was a Director of Westpac
                    Banking  Corporation  of  Sydney,  Australia,  and served as
                    Chief  General  Manager  of the  combined  Americas & Europe
                    Group in New York.  From 1968 to 1983,  Mr.  Walton was with
                    The Chase  Manhattan  Bank,  NA,  in New York and  London in
                    various  executive  positions.  He holds a B.A.  degree from
                    Haverford  College  and an M.B.A.  degree  in  International
                    Finance  from  the  University  of  Pennsylvania's   Wharton
                    Graduate School of Finance.

EXECUTIVE
OFFICERS

C. Lennis           Mr. Koontz joined the Advisor in 1992. From 1987 to 1992, he
Koontz, II          was  associated  with Smith Barney  Capital  Management as a
President           senior portfolio manager and analyst.  From 1976 until 1987, he was with Scudder, Stevens & Clark in New York where he was a Managing Director, member of the stock strategy group, and head of the employee benefit plans group. At the Advisor he serves as a portfolio manager/analyst and sits on the Investment Committee. Mr. Koontz received both his B.S. and
                    M.S. degrees from the University of Tennessee, majoring in industrial management. He is a Chartered Financial Analyst and member of the New York Society of Security Analysts.

Joseph A. Zock      Mr.  Zock  joined the  Advisor  when the firm was founded in
Vice President      1982.  Prior to that he worked  closely with the founders of the Advisor at H.N. Whitney, Goadby & Company, where he had served as portfolio manager and research analyst beginning in 1980. He serves as a portfolio manager/analyst and sits on the advisor's Investment Committee. He received his BA degree in Political Science/Economics from the University of New Hampshire, his J.D. degree from the University of San
                    Diego Law School, and a Certificate of International Law from the University of London, Kings College School of Law.

Investment Advisor. The Fund is advised by Capital Management Associates, Inc. (the "Advisor"), pursuant to an advisory contract. Subject to the authority of the Board of Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets in a manner consistent with the investment objective and policies of the Fund. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr.; David V. Shields; and Richard B. Thatcher, who also comprise the Board of Directors. An Investment Committee of the Advisor, comprised of J.V. Shields, Jr.; Dimitri H. Kuriloff; Richard B. Thatcher; Joseph A. Zock; and C. Lennis Koontz, II, CFA, select the investments for the Fund. Messrs. Shields, Thatcher, and Zock have been affiliated with the Advisor since the firm's inception in 1982. Mr. Kuriloff has been affiliated with the Advisor since 1982. Mr. Koontz has been affiliated with the Advisor since 1992. While the Advisor has no previous experience in managing investment companies, the Advisor has been providing investment advice in a style identical to that of the Fund to individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since 1982. The Advisor currently serves as investment advisor to over $1 billion in assets, most of which is managed using similar investment objectives to those employed by the Fund.

The Advisor's address is 140 Broadway, New York, New York 10005.

As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00% of the first $100 million of the Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. The Advisor has voluntarily waived its fee and reimbursed all of the Fund's operating expenses for the fiscal year ended November 30, 1996. The total fees waived amounted to $34,561, and expenses reimbursed amounted to $97,598.

Administrator. The Nottingham Company (the "Administrator") serves as the Fund's administrator. The Administrator, subject to the authority of the Board of Trustees, provides administrative services to and is generally responsible for the overall management and day-to-day administrative operations of the Fund, pursuant to an administration agreement with the Trust.

The Administrator, which was established as a North Carolina corporation in 1988, has been operating (with affiliates) as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Administrator, whose address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, provides the Fund with office space and facilities; provides certain executive personnel to the Fund; maintains the Fund's accounting records; computes daily the Fund's net asset value; supervises the preparation of tax returns, financial reports, prospectuses, and proxy statements; and monitors compliance with certain recordkeeping and regulatory requirements.

Compensation of the Administrator, based upon the average daily net assets of the Fund, is at the following annual rates: On the first $50 million of the Fund's net assets, 0.20%; on the next $50 million, 0.175%; on all assets over $100 million, 0.15%. In addition, the Administrator currently receives a monthly fee of $2,000 for the first class of the Fund and $750 for each additional class of the Fund for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Transfer Agent. North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

Distributor. Shields & Company (the "Distributor"), a New York corporation, is the principal underwriter and distributor of the shares of the Fund pursuant to a Distribution Agreement between the Trust and the Distributor. The Distributor may sell Fund shares to or through qualified securities dealers and others. The Distributor receives commissions consisting of that portion of the sales charge for the sale of Investor Shares remaining after the discounts which it allows to investment dealers. The Distributor may also receive payments from the Fund with respect to Investor Shares pursuant to the Distribution and Service Plan described below under "Distribution Plan."

J.V. Shields, Jr.; David V. Shields; and Richard B. Thatcher, affiliated persons of the Fund, are also affiliated persons of the Advisor and the Distributor.

The principal business address of the Distributor is 140 Broadway, New York, New York 10005.

Distribution Plan. The Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Investor Shares. Under the Plan, the Trustees may authorize the periodic payment of up to 0.75% annually of the Investor Shares' average daily net asset value for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Investor Shares may not exceed 0.25% of the Investor Shares' average annual net asset value. Payments under the Plan will be made to the Distributor and others to finance activities primarily intended to result in the sale of Investor Shares, including but not limited to, the servicing of shareholder accounts. The Plan may not be amended to increase materially the amount to be spent for distribution and service fees without approval of the shareholders of the Investor Shares. The continuation of the Plan must be considered by the Board of Trustees annually. At least quarterly, the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Fund incurred $4,613 pursuant to the Plan for the fiscal year ended November 30, 1996.

Custodian. The custodian of the Fund's assets is First Union National Bank of North Carolina (the "Custodian"). The Custodian's mailing address is Two First Union Center, Charlotte, North Carolina 28288-1151. The Advisor, Administrator, Transfer Agent, Distributor, or interested persons thereof, may have banking relationships with the Custodian.

Other Fund Costs. The Fund pays all expenses not assumed by the Advisor or the Administrator. Fund expenses include the fees and expenses, if any, of the Trustees and officers who are not affiliated persons of the Advisor; fees of the Custodian; interest expense, taxes, brokerage fees, and commissions; fees and expenses of the Fund's shareholder servicing operations; fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws; expenses of preparing, printing, and distributing prospectuses and reports to existing shareholders; auditing and legal expenses; insurance expense; association dues; and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. Any expenses relating only to a particular Class of shares of the Fund will be borne solely by such Class of shares.

Brokerage. The Fund has adopted brokerage policies that allow the Advisor to (a) prefer brokers which provide research services to the Advisor or (b) utilize a brokerage firm affiliated with the Advisor or the Trust, including the Distributor, an affiliate of the Advisor and the Trust. In all cases, the primary consideration for selection of broker-dealers will be to obtain the best overall terms available for the Fund. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients, and conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. During the fiscal year ended November 30, 1996, the total brokerage commissions paid by the Fund were $14,523, of which $14,367 was paid to the Distributor. More information about the brokerage practices of the Fund is contained in the Statement of Additional Information under the heading "Portfolio Transactions."




                             HOW TO PURCHASE SHARES

Shares in the Fund may be purchased through members of the National Association of Securities Dealers, Inc., who are registered in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established and the investment dealer is recorded, subsequent orders for shares may be mailed directly to the Fund. Such purchases of shares are made at the public offering price.

Assistance in opening accounts and Fund Shares Applications may be obtained from the Fund by calling 1-800-773-3863, or by writing to the Fund at the address shown below for regular mail orders. Investor Shares may be purchased by individuals or organizations and may be appropriate for use in tax-sheltered retirement plans and systematic withdrawal plans. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. The Fund's shares are offered at the public offering price next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment, unless stated otherwise herein, is $2,500. The minimum for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfers to Minors Act is $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at the sole discretion of the Advisor, may allow payment in kind for Fund shares purchased, by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

If checks are returned unpaid due to nonsufficient funds, stop payment, or other reasons, the Fund will charge $20. To recover any such loss or charge, the Fund reserves the right, without further notice, to redeem shares of the Fund already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

All orders received by the Fund, whether by mail, bank wire, or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. New York time will purchase shares at the public offering price determined at that time. Otherwise, your order will purchase shares as of 4:00 p.m. New York time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment.

Regular Mail Orders. Please complete and sign the Fund Shares Application accompanying this Prospectus and mail it, with your check made payable to the Fund, to:

                 Capital Management Mid-Cap Fund
                 Investor Shares
                 c/o North Carolina Shareholder Services
                 107 North Washington Street
                 Post Office Box 4365
                 Rocky Mount, North Carolina  27803-0365

Applications must contain social security and Taxpayer Identification Numbers ("TINs"). If you have applied for a social security or TIN at the time of completing your account application, the application should so indicate. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding TINs are met.

Bank Wire Orders. Investments can be made directly by bank wire. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise it of the investment, the dollar amount of the investment, and the account identification number. This notification will ensure prompt and accurate handling of your investment. Please have your bank use the following wire instructions to purchase by wire:

                First Union National Bank of North Carolina
                ABA # 053000219
                Reference GL 465946
                Further Credit Acct # 1028783753
                Attn: Custody
                For the Capital Management Mid-Cap Fund - Investor Shares For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire message contain all the relevant information and that the Fund receive prior telephone notification to ensure proper credit. Upon opening an account by wire order, you must, as soon as possible, complete and mail your Fund Shares Application to the Fund as described under "Regular Mail Orders" above. Investors should be aware that some banks may impose a wire service fee.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please alert the Fund by telephone at 1-800-773-3863. Follow the wire order instructions set forth above to send your wire order. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Sales Charges. The public offering price per share for Investor Shares of the Fund equals net asset value plus a sales charge, which is reduced on purchases involving larger amounts as described below. The Distributor receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                          Sales            Sales
                                        Charge As        Charge As          Dealers Discounts
                                        % of Net        % of Public           and Brokerage
        Amount of Transaction            Amount          Offering          Commissions as % of
      At Public Offering Price          Invested           Price          Public Offering Price

Less than $250,000..................      3.09%             3.00%                 2.80%
$250,000 but less than $500,000.....      2.56%             2.50%                 2.30%
$500,000 or more....................      2.04%             2.00%                 1.80%

Investor Shares are subject to 12b-1 fees.  See "Management of the Fund - Distribution Plan" above.


At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the federal securities laws.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising campaigns regarding the Fund; and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

    Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in one of the future series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and Investor Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

    Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Investor Shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

    Letters of Intent. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary), shares equal to at least 5 percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day back-dating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus, or is otherwise available from the Fund or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

    Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Shares of the Fund in Investor Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption; although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

    Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual; members of a family unit, consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account; or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of the paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Investor Shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote 5 percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote 5 percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

    Sales at Net Asset Value. The Fund may sell Investor Shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. The public offering price of Investor Shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Employees and Affiliates of the Fund. The minimum purchase requirement is not applicable to accounts of Trustees, officers, or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. Investor Shares may also be sold to such persons at net asset value without a sales charge. See the Statement of Additional Information for further details.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, will be made at the net asset value determined at that time. Otherwise, your redemption order will be made as of 4:00 p.m. New York time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer, which may charge a fee for its services.

The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $1,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-773-3863 or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to Capital Management Mid-Cap Fund, c/o North Carolina Shareholder Services, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

     1) Your letter of instruction specifying the account number and the number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     2)   Any required signature guarantees (see "Signature  Guarantees" below);
          and

     3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

  1)   Designation of Class (Institutional or Investor),
  2)   Shareholder name and account number,
  3)   Number of shares or dollar amount to be redeemed,
  4)   Instructions for transmittal of redemption funds to the shareholder, and
  5) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption request will be the net asset value next determined after the telephone or bank wire request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below. The Fund reserves the right to restrict or to cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income, if any, in the form of dividends. The Fund may pay dividends, if any, quarterly and will distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be reinvested automatically in additional full and fractional Investor Shares of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund, c/o North Carolina Shareholder Services at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective for the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information regarding reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

To satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance regarding the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Investor Shares will be reduced by the amount of any expenses allocated to the Investor Shares, including the distribution and service fees payable under the Fund's Distribution and Service Plan.

                         FEDERAL INCOME TAX INFORMATION

Taxation of the Fund. The Internal Revenue Code of 1986, as amended (the "Code"), treats the Fund, and any other series of the Trust, as a separate, regulated investment company. The Fund intends to remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for the Fund, or any other series of the Trust, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November, or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

The Fund is required by federal law to withhold and to remit to the IRS 31% of the dividends, capital gains distributions, and in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or to transfer shares held in established accounts will be refused until the certification has been provided. To avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding, or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

                         ORGANIZATION AND CAPITAL SHARES

The Fund is a series of the Capital Management Investment Trust (the "Trust"), an open-end investment company that was organized in 1994 as a Massachusetts business trust. The Trust is currently offering one series of shares, representing the Fund, which shares are divided into two classes as described below. The Board of Trustees may, in the future, authorize the issuance of other series of capital shares (or classes of such shares) representing shares of additional funds. All shares of the Trust, when issued, will be fully paid and non-assessable.

The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the classes bear different expenses that reflect the difference in services provided to them.

Institutional Shares of the Fund are offered to certain institutions and other investors described in the prospectus for such shares. Holders of Institutional Shares will not be subject to an initial sales charge and bear no shareholder servicing or distribution fees. Holders of Investor Shares bear an initial sales charge and the distribution and service fees described under "Management of the Fund - Distribution Plan" above. As a result of these different charges and fees, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional Shares. Standardized total return quotations are computed separately for each Class of shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INVESTOR SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES. THE FUND ALSO ISSUES A CLASS OF INSTITUTIONAL SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-773-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM. INVESTORS MAY OBTAIN INFORMATION CONCERNING OTHER CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust of the Trust, therefore, contains provisions that are intended to mitigate such liability.

                                  VOTING RIGHTS

Each outstanding share of the Trust is entitled to one vote for each full share and a fractional vote for each fractional share on all matters which concern the Trust as a whole. The Trust's shareholders will vote in the aggregate and not by fund or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular fund or class. Examples of matters that would affect only a particular fund are any proposed change in the fundamental investment objective or policies of that fund or a proposed change in the investment advisory agreement for a fund. The shares of the Trust will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose. The Trust may dispense with the annual meeting of shareholders in any year in which it is not to call a meeting of shareholders for purposes of voting on the removal of a Trustee or Trustees. Thus, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Fund is not expected to have an annual meeting of shareholders.

Shareholders representing 10 percent or more of the Trust's shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See "Capital Shares and Voting" in the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover of this document.

                                OTHER INFORMATION

Accountants. KPMG Peat Marwick LLP, 1021 East Cary Street, Richmond, Virginia 23219-4023 served as independent auditors for the Fund for the fiscal year and period ended November 30, 1996 and 1995. The Board of Trustees of the Trust has selected Deloitte & Touche LLP to serve as independent auditors for the Fund for the current fiscal year. Its address is 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401.

Information on the Fund. The Fund provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.


                               Investment Advisor
                       Capital Management Associates, Inc.
                               New York, New York


                                   Distributor
                                Shields & Company
                                   Member NYSE
                               New York, New York


                                  Administrator
                             The Nottingham Company
                           Rocky Mount, North Carolina


                 Transfer Agent and Shareholder Servicing Agent
                       North Carolina Shareholder Services
                           Rocky Mount, North Carolina
                                 1-800-773-3863


                                    Custodian
                   First Union National Bank of North Carolina
                            Charlotte, North Carolina





                               CAPITAL MANAGEMENT
                                  MID-CAP FUND

                                 INVESTOR SHARES










                                   PROSPECTUS






                                  April 1, 1997

Prospectus                                                Cusip Number 140296104



                         CAPITAL MANAGEMENT MID-CAP FUND
                              INSTITUTIONAL SHARES


The investment objective of the Capital Management Mid-Cap Fund (formerly named the Capital Management Equity Fund) (the "Fund") is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. The Fund will focus on equity securities of medium-capitalization companies. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

This Prospectus relates to shares ("Institutional Shares") representing interests in the Fund. The Institutional Shares are available only to certain institutions and other investors described herein. See "Prospectus Summary - Offering Price." Institutional Shares are sold and redeemed at net asset value without any sales or redemption charges or shareholder servicing or distribution fees.

                               INVESTMENT ADVISOR
                       Capital Management Associates, Inc.
                               New York, New York

The Fund is a diversified series of the Capital Management Investment Trust, a registered, open-end management, investment company. This Prospectus sets forth concisely the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated April 1, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus in its entirety. The Fund's address is 140 Broadway, New York, New York 10005, and its telephone number is 1-800-773-3863. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund. The SEC maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the Fund involves risks, including the possible loss of principal.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 1, 1997

                                                  TABLE OF CONTENTS

PROSPECTUS SUMMARY........................................................  2

FEE TABLE.................................................................  3

FINANCIAL HIGHLIGHTS......................................................  4

INVESTMENT OBJECTIVE AND POLICIES.........................................  5

RISK FACTORS..............................................................  7

INVESTMENT LIMITATIONS....................................................  9

HOW NET ASSET VALUE IS DETERMINED.........................................  9

PERFORMANCE DATA.......................................................... 10

MANAGEMENT OF THE FUND.................................................... 10

HOW TO PURCHASE SHARES.................................................... 14

HOW TO REDEEM SHARES...................................................... 16

DIVIDENDS AND DISTRIBUTIONS............................................... 18

FEDERAL INCOME TAX INFORMATION............................................ 18

ORGANIZATION AND CAPITAL SHARES........................................... 19

VOTING RIGHTS............................................................. 20

OTHER INFORMATION......................................................... 20

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer, or other person is authorized to give any information or to make any representations other than those contained in this Prospectus.

                               PROSPECTUS SUMMARY


The Fund. The Capital Management Mid-Cap Fund (formerly named the Capital Management Equity Fund) (the "Fund") is a diversified series of the Capital Management Investment Trust (the "Trust"), a registered, open-end management, investment company organized as a Massachusetts business trust. This Prospectus relates to Institutional Shares of the Fund. See "Organization and Capital Shares."

Offering Price. The Institutional Shares are offered at net asset value without a sales charge. The Institutional Shares are available only to the following classes of investors: any account managed by the Advisor, and any other institutional investor with a minimum investment in the Fund of at least $250,000. The minimum initial investment is $250,000 unless otherwise approved by the Advisor. The minimum subsequent investment is $500. See "How to Purchase Shares."

Investment Objective. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund will focus on equity securities of medium-capitalization companies. See "Investment Objective and Policies."

Advisor. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Capital Management Associates, Inc., of New York, New York (the "Advisor"), manages the Fund's investments. The Advisor manages over $1 billion in assets. Its clients include individuals, corporations, pension and profit-sharing plans, and endowments. For its services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 1.00% of the first $100 million of Fund assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million. See "Management of the Fund - Investment Advisor."

Dividends. The Fund may pay income dividends, if any, quarterly; capital gains, if any, are paid at least once each year. Dividend and capital gain distributions are automatically reinvested in additional Institutional Shares at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Shields & Company (the "Distributor") serves as distributor of the Fund's shares. The Distributor is affiliated with the Advisor. See "Management of the Fund - Distributor."

Redemption of Shares. There is no charge for redemptions other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How to Redeem Shares."

Special Risk Considerations. The Fund is not intended to provide a complete investment program, and there can be no assurance that the Fund will achieve its investment objective. To the extent that equities comprise a major portion of the Fund's portfolio, the Fund's net asset value will be subject to stock market fluctuation. While the Fund will invest primarily in common stocks traded in U.S. securities markets, some of the Fund's investments may include illiquid securities, foreign securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund's portfolio will also contain a significant amount of securities of medium-capitalization companies, which may exhibit more volatility than large-capitalization companies. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Institutional Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Institutional Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

            Shareholder Transaction Expenses for Institutional Shares

Maximum Sales Charge Imposed on Purchases.................................None
   (as a percentage of offering price)
Maximum Sales Charge Imposed on Reinvested Dividends......................None
Deferred Sales Load.......................................................None
Redemption Fees*..........................................................None
Exchange Fees.............................................................None

     * The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds.

                         Annual Fund Operating Expenses
                            for Institutional Shares
                     (as a percentage of average net assets)

Management Fees..........................................................0.00%1
12b-1 Fees................................................................None
Total Other Expenses.....................................................1.50%1
Total Fund Operating Expenses............................................1.50%1

EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Fund, whether or not you redeem at the end of the period, and assuming a 5% annual return:

     1 year               3 years              5 years            10 years
    --------             ---------            ---------          ---------
       $15                  $47                  $82                $199


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     1 The Total Fund Operating Expenses shown above are based on actual operating expenses incurred by the Institutional Shares of the Fund for the fiscal year ended November 30, 1996, which, after fee waivers and expense reimbursements, were 0.00% of average daily net assets of the Institutional Shares of the Fund, but restated to reflect the expenses anticipated to be incurred by the Institutional Shares of the Fund for the current fiscal year. Absent such waivers and reimbursements, the percentages would have been 1.00% for Management Fees and 3.70% for Total Fund Operating Expenses for the Institutional Shares of the Fund for the fiscal year ended November 30, 1996. The Advisor has voluntarily agreed to a reduction in the fees payable to it and to reimburse expenses of the Fund, if necessary, in an amount that limits Total Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses) to not more than 1.50% of the Institutional Shares' average daily net assets. There can be no assurance that the Advisor's voluntary fee waivers and expense reimbursements will continue in the future.

See "Management of the Fund" below for more information about the fees and costs of operating the Fund. The example shown above assumes a 5% annual return pursuant to the requirements of the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund. The annual rate of return may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The Fund has two classes of shares - Investor Shares and Institutional Shares. See "Organization and Capital Shares." This Prospectus relates to Institutional Shares. The financial data included in the table below was obtained from audited financial statements of the Fund. The financial data have been audited by KPMG Peat Marwick LLP, independent auditors, whose report covering such fiscal year and period is included in the Statement of Additional Information. The information in the table below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.


                               Institutional Class
             (For a Share Outstanding Throughout the Fiscal Period)

                                                                                          For the period from
                                                                                           January 27, 1995,
                                                                  Year ended         (commencement of operations)
                                                               November 30, 1996         to November 30, 1995

Net asset value, beginning of period                                $12.16                       $10.00
                                                                    ------                       ------

     Income from investment operations
        Net investment income                                         0.23                         0.20
        Net realized and unrealized gain on investments               2.08                         2.10
                                                                      ----                         ----

           Total from investment operations                           2.31                         2.30
                                                                      ----                         ----

     Distributions to shareholders from
        Net investment income                                        (0.26)                       (0.14)
        Net realized gain from investment transactions               (0.22)                        0.00
                                                                      ----                         ----

           Total distributions                                       (0.48)                       (0.14)
                                                                     ------                       -----

Net asset value, end of period                                      $13.99                       $12.16
                                                                    ======                       ======

Total return                                                         19.57%                       23.00%
                                                                     =====                        =====





Ratios/supplemental data

     Net assets, end of period                                  $3,502,215                    $1,832,507

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                 3.70%                     7.20%(a)
        After expense reimbursements and waived fees                  0.00%                     0.31%(a)

     Ratio of net investment income (loss) to average
       net assets
        Before expense reimbursements and waived fees                (1.77)%                   (4.45)%(a)
        After expense reimbursements and waived fees                  1.94%                     2.44%(a)

     Portfolio turnover rate                                         82.30%                    47.74%

     Average commission rate paid                                    $0.0598                     N/A


(a)  Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Under normal market conditions, at least 90% of the Fund's total assets will be invested in equity securities and at least 65% of the Fund's total assets will be invested in equity securities of medium-capitalization companies, which are defined as those whose market capitalization range is from $300 million to $6 billion. However, as a temporary defensive measure, when the Advisor determines that market conditions warrant such investments, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

Equity Selection Criteria. The Advisor will manage the Fund's assets by utilizing an investment philosophy which has been employed by the Advisor since the firm's inception. Under normal market conditions, the Fund will invest in equity securities consisting of common stocks and securities convertible into common stocks. The Fund intends to invest in a diversified group of common stocks and will not concentrate its investments in any one industry or group. The Fund will focus on medium-capitalization companies. This market-capitalization range includes a universe of approximately 1,700 companies. Stocks held in the portfolio will generally be traded on either the New York Stock Exchange, American Stock Exchange, or the over-the-counter market. Foreign securities, if held, will generally be traded on foreign securities exchanges. Foreign securities may be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. dollars and traded on U.S. securities markets. See "Foreign Securities" below.

An economic forecast is developed by the Advisor's Investment Committee to guide industry allocation decisions. Medium-capitalization equities in industries where the outlook is favorable relative to current price levels are then subjected to additional screening and are finally selected through fundamental security analysis to identify value. This process most often includes visits with company management and contacts with industry experts and suppliers. The results of this research are presented at meetings of the Advisor's investment professionals. Final investment decisions are made by the Advisor's Investment Committee (identified below under "Management of the Fund -Investment Advisor").

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills; obligations guaranteed by the U.S. Government such as obligations issued by the Government National Mortgage Association ("GNMA"); as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government-sponsored entities are supported by the full faith and credit of the U.S. Government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities, and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations, or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's total assets may be so invested.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when a Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days or other illiquid securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities' investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States, and compared to the United States, there may be a lack of uniform accounting, auditing, and financial reporting standards; less volume and liquidity and more volatility; less public information; and less regulation of foreign issuers. Countries have been known to expropriate or to nationalize assets, and foreign investments may be subject to political, financial, or social instability or to adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities' laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities' values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions, and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Investment Companies. To achieve its investment objective, the Fund may invest its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective, to the limited extent permitted by the 1940 Act. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment  companies,  the  shareholders  of the Fund  would  indirectly  pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or securities interests therein or securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts
("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with repurchase agreements and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund's portfolio consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. Although certain of the U.S. Government Securities in which the Fund may invest are guaranteed as to timely payment of principal and interest, the market value of the securities will fluctuate due to interest rate risks. Additionally, not all U.S. Government Securities are backed by the full faith and credit of the U.S. Government. Given the Fund's limitation primarily to securities which are commonly defined as `mid-capitalization' securities, the Fund may be expected to exhibit more volatility than an equity fund investing in larger-capitalization securities. Because there is risk in any investment, there can be no assurance that the Fund will meet its objective.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held to take advantage of new investment opportunities. Nevertheless, the Fund's portfolio turnover generally will not exceed 100% in any one year. The degree of portfolio activity affects the brokerage costs of the Fund and other transaction costs related to the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gain tax consequences. The Fund's portfolio turnover rate for its prior fiscal year and fiscal period is set forth under "Financial Highlights" above.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities will also be restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and to maintain in a segregated account until the settlement date cash, U.S. Government Securities, or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date; this risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit exposure to risk, the Fund has adopted certain investment limitations. Some of these limitations are that the Fund will not: (1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets (the Fund will not make any investments if borrowing exceeds 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are subject to the limitation on investing in illiquid securities); (3) invest more than 10% of its net assets in illiquid securities; (4) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (5) purchase or sell commodities, commodities' contracts, real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein), or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases); (6) with respect to 75% of Fund assets, invest more than 5% at cost of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting stock of any one issuer; and (7) write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, or futures contracts or related options. Investment limitations (1), (5), (6), and (7) are deemed fundamental; that is, they may not be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                        HOW NET ASSET VALUE IS DETERMINED

The net asset value for each Institutional Share of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange ("NYSE") is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments, less all of its liabilities, divided by the number of its outstanding shares.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Prices for securities traded on foreign exchanges will be converted to the equivalent price in U.S. currency using the published currency exchange rates available at the time of valuation. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


                                PERFORMANCE DATA

From time to time the Fund may advertise its average annual total return for each Class of Fund shares. The average annual total return refers to the average annual compounded rates of return over 1-, 3-, 5-, and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts, and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 3, 5, or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise total return performance data other than average annual total return for each Class of Fund shares. Such data would show a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and would assume reinvestment of all dividends and capital gain distributions. Such other total return data may be shown for the same or different periods as those used for average annual total return. These data may consist of a cumulative percentage rate of return, actual year-by-year rates of return, or any combination thereof. A cumulative percentage rate of return would show the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or reimburse all or a portion of the Fund's expenses. It is not currently contemplated that the Advisor will waive portions of its fees or reimburse Fund expenses except as provided under "Fee Table." Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications to shareholders. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of the Capital Management Investment Trust (the "Trust"), a registered, open-end management, investment company organized as a Massachusetts business trust on October 18, 1994. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts and the Declaration of Trust. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them. The Trustees of the Trust and executive officers of the Fund and their principal occupations for the last five years are set forth below:


TRUSTEES

Lucius E.           Mr. Burch is Chairman and Chief Executive  Officer of Massey
Burch, III          Burch Investment Group, Inc., a large,  southeastern venture
Trustee             capital firm based in Nashville, Tennessee. After working as a commercial banker at Morgan Guaranty Trust Co. in New York
                    City, he joined Massey Investment Company, the predecessor of Massey Burch Investment Group, as a financial analyst and portfolio manager in 1968. He has extensive experience in management consulting, corporate finance, and mergers and acquisitions. Mr. Burch currently serves on the Board of Directors of QMS, Inc., a NYSE-listed company; Bio-Safe
                    Systems, Inc.; and several private companies. He is a graduate of the University of North Carolina.

Thomas A.           Mr.  Saunders is a Partner of Saunders  Karp & Co.,  L.P., a
Saunders, III       New  York-based  merchant  bank.  From 1974 to 1989 he was a
Trustee             Managing Director of Morgan Stanley & Co., Incorporated, and
                    from  1987 to  1989  he was  Chairman  of  Morgan  Stanley's
                    Leveraged Equity Fund II, L.P. Mr. Saunders  received a B.S.
                    degree in Electrical  Engineering from the Virginia Military
                    Institute  and an  M.B.A.  degree  from  the  University  of
                    Virginia's    Darden    Graduate    School    of    Business
                    Administration.  He is  Chairman of the Board of Trustees of
                    the Darden Graduate School, as well as a member of the Board of Visitors of the Virginia Military Institute. Mr. Saunders
                    is also a member of the Board of Trustees of the Cold Spring
                    Harbor  Laboratory.  He serves  as a  Director  to  numerous
                    industrial,   consumer,  and  healthcare  companies  in  the
                    Saunders Karp portfolio.

David V. Shields    Mr.  Shields is a Managing  Director  of the Advisor and the
Trustee             Distributor.  He has  been a member  of the New  York  Stock
                    Exchange   since   1968,   specializing   in   institutional
                    brokerage. Mr. Shields served on the Board of Directors of the NYSE from 1986 to 1992, having served as Governor prior to that time. He has served on various NYSE committees including the Audit, Market Performance, and the Committee for Review. He is past director of the Alliance of Floor
                    Brokers of the NYSE and served as its President from 1980 to 1986. Mr. Shields has acted in various advisory capacities on capital markets in Russia, Estonia, and Norway. He holds a B.S. degree in Economics from the Wharton School of the University of Pennsylvania and a Graduate Certificate from the London School of Economics.

J.V. Shields, Jr.   Mr.  Shields  is a Managing  Director  and  Chairman  of the
Trustee             Advisor  and the  Distributor.  He  previously  had been the
                    Director  of  Corporate  Finance at H.N.  Whitney,  Goadby &
                    Company. He is responsible for development of the Advisor's corporate policy and serves on the Investment Committee. He currently serves as Chairman of the Board of Trustees of the 59 Wall Street Trust, the Brown Brothers Harriman & Co.
                    mutual fund group, and serves on the Board of Directors of Flowers Industries, Inc., a NYSE-listed, diversified, food manufacturer. He received his B.S.B.A. degree in Finance and Economics from Georgetown University.

Anthony J.          Mr. Walton is President of Armstrong Holdings Corporation, a
Walton              private  investment  company and corporate  finance advisory
Trustee             firm.  He is also Vice  Chairman of Petsec  Energy,  Inc., a
                    U.S.  exploration  and  production  company based in Sydney,
                    Australia,  and  Lafayette,  Louisiana.  Previously,  he was
                    Chief  Executive  Officer of the Llama  Company,  a regional investment bank in Fayetteville, Arkansas, which is owned by members of the Walton family,  founders of Wal-Mart  Stores,
                    Inc.  Prior to joining  Llama,  he was a Director of Westpac
                    Banking  Corporation  of  Sydney,  Australia,  and served as
                    Chief  General  Manager  of the  combined  Americas & Europe
                    Group in New York.  From 1968 to 1983,  Mr.  Walton was with
                    The Chase  Manhattan  Bank,  NA,  in New York and  London in
                    various  executive  positions.  He holds a B.A.  degree from
                    Haverford  College  and an M.B.A.  degree  in  International
                    Finance  from  the  University  of  Pennsylvania's   Wharton
                    Graduate School of Finance.

EXECUTIVE
OFFICERS

C. Lennis           Mr. Koontz joined the Advisor in 1992. From 1987 to 1992, he
Koontz, II          was  associated  with Smith Barney  Capital  Management as a
President           senior portfolio manager and analyst.  From 1976 until 1987, he was with Scudder, Stevens & Clark in New York where he was a Managing Director, member of the stock strategy group, and head of the employee benefit plans group. At the Advisor he serves as a portfolio manager/analyst and sits on the Investment Committee. Mr. Koontz received both his B.S. and
                    M.S. degrees from the University of Tennessee, majoring in industrial management. He is a Chartered Financial Analyst and member of the New York Society of Security Analysts.

Joseph A. Zock      Mr.  Zock  joined the  Advisor  when the firm was founded in
Vice President      1982.  Prior to that he worked  closely with the founders of the Advisor at H.N. Whitney, Goadby & Company, where he had served as portfolio manager and research analyst beginning in 1980. He serves as a portfolio manager/analyst and sits on the advisor's Investment Committee. He received his BA degree in Political Science/Economics from the University of New Hampshire, his J.D. degree from the University of San
                    Diego Law School, and a Certificate of International Law from the University of London, Kings College School of Law.


Investment Advisor. The Fund is advised by Capital Management Associates, Inc. (the "Advisor"), pursuant to an advisory contract. Subject to the authority of the Board of Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets in a manner consistent with the investment objective and policies of the Fund. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr.; David V. Shields; and Richard B. Thatcher, who also comprise the Board of Directors. An Investment Committee of the Advisor, comprised of J.V. Shields, Jr.; Dimitri H. Kuriloff; Richard B. Thatcher; Joseph A. Zock; and C. Lennis Koontz, II, CFA, select the investments for the Fund. Messrs. Shields, Thatcher, and Zock have been affiliated with the Advisor since the firm's inception in 1982. Mr. Kuriloff has been affiliated with the Advisor since 1982. Mr. Koontz has been affiliated with the Advisor since 1992. While the Advisor has no previous experience in managing investment companies, the Advisor has been providing investment advice in a style identical to that of the Fund to individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since 1982. The Advisor currently serves as investment advisor to over $1 billion in assets, most of which is managed using similar investment objectives to those employed by the Fund.

The Advisor's address is 140 Broadway, New York, New York 10005.

As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00% of the first $100 million of the Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. The Advisor has voluntarily waived its fee and reimbursed all of the Fund's operating expenses for the fiscal year ended November 30, 1996. The total fees waived amounted to $34,561, and expenses reimbursed amounted to $97,598.

Administrator. The Nottingham Company (the "Administrator") serves as the Fund's administrator. The Administrator, subject to the authority of the Board of Trustees, provides administrative services to and is generally responsible for the overall management and day-to-day administrative operations of the Fund, pursuant to an administration agreement with the Trust.

The Administrator, which was established as a North Carolina corporation in 1988, has been operating (with affiliates) as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Administrator, whose address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, provides the Fund with office space and facilities; provides certain executive personnel to the Fund; maintains the Fund's accounting records; computes daily the Fund's net asset value; supervises the preparation of tax returns, financial reports, prospectuses, and proxy statements; and monitors compliance with certain recordkeeping and regulatory requirements.

Compensation of the Administrator, based upon the average daily net assets of the Fund, is at the following annual rates: On the first $50 million of the Fund's net assets, 0.20%; on the next $50 million, 0.175%; on all assets over $100 million, 0.15%. In addition, the Administrator currently receives a monthly fee of $2,000 for the first class of the Fund and $750 for each additional class of the Fund for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

Transfer Agent. North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

Distributor. Shields & Company (the "Distributor"), a New York corporation, is the principal underwriter and distributor of the shares of the Fund pursuant to a Distribution Agreement between the Trust and the Distributor. The Distributor may sell Fund shares to or through qualified securities dealers and others.

J.V. Shields, Jr.; David V. Shields; and Richard B. Thatcher, affiliated persons of the Fund, are also affiliated persons of the Advisor and the Distributor.

The principal business address of the Distributor is 140 Broadway, New York, New York 10005.

Custodian. The custodian of the Fund's assets is First Union National Bank of North Carolina (the "Custodian"). The Custodian's mailing address is Two First Union Center, Charlotte, North Carolina 28288-1151. The Advisor, Administrator, Transfer Agent, Distributor, or interested persons thereof, may have banking relationships with the Custodian.

Other Fund Costs. The Fund pays all expenses not assumed by the Advisor or the Administrator. Fund expenses include the fees and expenses, if any, of the Trustees and officers who are not affiliated persons of the Advisor; fees of the Custodian; interest expense, taxes, brokerage fees, and commissions; fees and expenses of the Fund's shareholder servicing operations; fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws; expenses of preparing, printing, and distributing prospectuses and reports to existing shareholders; auditing and legal expenses; insurance expense; association dues; and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. Any expenses relating only to a particular Class of shares of the Fund will be borne solely by such Class of shares.

Brokerage. The Fund has adopted brokerage policies that allow the Advisor to (a) prefer brokers which provide research services to the Advisor or (b) utilize a brokerage firm affiliated with the Advisor or the Trust, including the Distributor, an affiliate of the Advisor and the Trust. In all cases, the primary consideration for selection of broker-dealers will be to obtain the best overall terms available for the Fund. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients, and conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. During the fiscal year ended November 30, 1996, the total brokerage commissions paid by the Fund were $14,523, of which $14,367 was paid to the Distributor. More information about the brokerage practices of the Fund is contained in the Statement of Additional Information under the heading "Portfolio Transactions."


                             HOW TO PURCHASE SHARES

Shares in the Fund may be purchased through members of the National Association of Securities Dealers, Inc., who are registered in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established and the investment dealer is recorded, subsequent orders for shares may be mailed directly to the Fund.

Assistance in opening accounts and Fund Shares Applications may be obtained from the Fund by calling 1-800-773-3863, or by writing to the Fund at the address shown below for regular mail orders. Institutional Shares may be purchased by any account managed by the Advisor and any other institutional investor with a minimum investment in the Fund of at least $250,000. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. The Fund's shares are offered at the net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment, unless stated otherwise herein, is $250,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at the sole discretion of the Advisor, may allow payment in kind for Fund shares purchased, by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

If checks are returned unpaid due to nonsufficient funds, stop payment, or other reasons, the Fund will charge $20. To recover any such loss or charge, the Fund reserves the right, without further notice, to redeem shares of the Fund already owned by any purchaser whose order is canceled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

All orders received by the Fund, whether by mail, bank wire, or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. New York time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of 4:00 p.m. New York time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment.

Regular Mail Orders. Please complete and sign the Fund Shares Application accompanying this Prospectus and mail it, with your check made payable to the Fund, to:

               Capital Management Mid-Cap Fund
               Institutional Shares
               c/o North Carolina Shareholder Services
               107 North Washington Street
               Post Office Box 4365
               Rocky Mount, North Carolina  27803-0365

Applications must contain social security and Taxpayer Identification Numbers ("TINs"). If you have applied for a social security or TIN at the time of completing your account application, the application should so indicate. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding TINs are met.

Bank Wire Orders. Investments can be made directly by bank wire. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise it of the investment, the dollar amount of the investment, and the account identification number. This notification will ensure prompt and accurate handling of your investment. Please have your bank use the following wire instructions to purchase by wire:

                First Union National Bank of North Carolina
                ABA # 053000219
                Reference GL 465946
                Further Credit Acct # 1028783753
                Attn: Custody
                For the Capital Management Mid-Cap Fund -
                Institutional   Shares  For   further   credit  to
                (shareholder's name and SS# or EIN#)

It is important that the wire message contain all the relevant information and that the Fund receive prior telephone notification to ensure proper credit. Upon opening an account by wire order, you must, as soon as possible, complete and mail your Fund Shares Application to the Fund as described under "Regular Mail Orders" above. Investors should be aware that some banks may impose a wire service fee.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please alert the Fund by telephone at 1-800-773-3863. Follow the wire order instructions set forth above to send your wire order. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement.
Otherwise, be sure to identify your account in your letter.

Employees and Affiliates of the Fund. The minimum purchase requirement is not applicable to accounts of Trustees, officers, or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, will be made at the net asset value determined at that time. Otherwise, your redemption order will be made as of 4:00 p.m. New York time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer, which may charge a fee for its services.

The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $250,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $250,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-773-3863 or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to Capital Management Mid-Cap Fund, c/o North Carolina Shareholder Services, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

     1) Your letter of instruction specifying the account number and the number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     2)   Any required signature guarantees (see "Signature  Guarantees" below);
          and

     3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

  1)   Designation of Class (Institutional or Investor),
  2)   Shareholder name and account number,
  3)   Number of shares or dollar amount to be redeemed,
  4)   Instructions for transmittal of redemption funds to the shareholder, and
  5) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption request will be the net asset value next determined after the telephone or bank wire request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below. The Fund reserves the right to restrict or to cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $250,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income, if any, in the form of dividends. The Fund may pay dividends, if any, quarterly and will distribute net realized capital gains, if any, at least annually.

Unless a shareholder elects to receive cash, dividends and capital gains will be reinvested automatically in additional full and fractional Institutional Shares of the Fund at the net asset value per share next determined. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund, c/o North Carolina Shareholder Services at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective for the next dividend. If cash payment is requested, checks will be mailed within five business days after the last day of each quarter or the Fund's fiscal year end, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information regarding reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

To satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance regarding the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.

                         FEDERAL INCOME TAX INFORMATION

Taxation of the Fund. The Internal Revenue Code of 1986, as amended (the "Code"), treats the Fund, and any other series of the Trust, as a separate, regulated investment company. The Fund intends to remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for the Fund, or any other series of the Trust, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November, or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

The Fund is required by federal law to withhold and to remit to the IRS 31% of the dividends, capital gains distributions, and in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or to transfer shares held in established accounts will be refused until the certification has been provided. To avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding, or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

                         ORGANIZATION AND CAPITAL SHARES

The Fund is a series of the Capital Management Investment Trust (the "Trust"), an open-end investment company that was organized in 1994 as a Massachusetts business trust. The Trust is currently offering one series of shares, representing the Fund, which shares are divided into two classes as described below. The Board of Trustees may, in the future, authorize the issuance of other series of capital shares (or classes of such shares) representing shares of additional funds. All shares of the Trust, when issued, will be fully paid and non-assessable.

The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of two classes ("Investor Shares" and "Institutional Shares") representing equal pro rata interests in the Fund, except that the classes bear different expenses that reflect the difference in services provided to them.

Investor Shares of the Fund are offered to the public as an investment vehicle for individuals, institutions, corporations, and fiduciaries. Holders of Investor Shares bear an initial sales charge and potential ongoing shareholder servicing and distribution fees described in the prospectus for such shares. Institutional Shares are sold without an initial sales charge and bear no shareholder servicing or distribution fees. As a result of these different charges and fees, the total return on the Fund's Institutional Shares will generally be higher than the total return on the Investor Shares. Standardized total return quotations are computed separately for each Class of shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INSTITUTIONAL SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INSTITUTIONAL SHARES. THE FUND ALSO ISSUES A CLASS OF INVESTOR SHARES. SUCH OTHER CLASS MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-773-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM. INVESTORS MAY OBTAIN
INFORMATION CONCERNING OTHER CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust of the Trust, therefore, contains provisions that are intended to mitigate such liability.

                                  VOTING RIGHTS

Each outstanding share of the Trust is entitled to one vote for each full share and a fractional vote for each fractional share on all matters which concern the Trust as a whole. The Trust's shareholders will vote in the aggregate and not by fund or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular fund or class. Examples of matters that would affect only a particular fund are any proposed change in the fundamental investment objective or policies of that fund or a proposed change in the investment advisory agreement for a fund. The shares of the Trust will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose. The Trust may dispense with the annual meeting of shareholders in any year in which it is not to call a meeting of shareholders for purposes of voting on the removal of a Trustee or Trustees. Thus, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Fund is not expected to have an annual meeting of shareholders.

Shareholders representing 10 percent or more of the Trust's shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See "Capital Shares and Voting" in the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover of this document.

As of March 6, 1997, the following persons owned of record or beneficially more than 25% of the Institutional Shares of the Fund: Shields Capital Corporation 401(k), 140 Broadway, New York, New York 10005, record owner with respect to 51.20% of the Institutional Shares. Accordingly this person is deemed to be a "controlling person" of the Institutional Shares of the Fund within the meaning of the 1940 Act.

                                OTHER INFORMATION

Accountants. KPMG Peat Marwick LLP, 1021 East Cary Street, Richmond, Virginia 23219-4023 served as independent auditors for the Fund for the fiscal year and period ended November 30, 1996 and 1995. The Board of Trustees of the Trust has selected Deloitte & Touche LLP to serve as independent auditors for the Fund for the current fiscal year. Its address is 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401.

Information on the Fund. The Fund provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund.


No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offering in any state in which an offering may not lawfully be made.


The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.


                               Investment Advisor
                       Capital Management Associates, Inc.
                               New York, New York


                                   Distributor
                                Shields & Company
                                   Member NYSE
                               New York, New York


                                  Administrator
                             The Nottingham Company
                           Rocky Mount, North Carolina


                 Transfer Agent and Shareholder Servicing Agent
                       North Carolina Shareholder Services
                           Rocky Mount, North Carolina
                                 1-800-773-3863


                                    Custodian
                   First Union National Bank of North Carolina
                            Charlotte, North Carolina





                               CAPITAL MANAGEMENT
                                  MID-CAP FUND

                              INSTITUTIONAL SHARES










                                   PROSPECTUS






                                  April 1, 1997

                       STATEMENT OF ADDITIONAL INFORMATION


                         CAPITAL MANAGEMENT MID-CAP FUND


                                  April 1, 1997


                                   A series of
                       CAPITAL MANAGEMENT INVESTMENT TRUST
                       Capital Management Associates, Inc.
                                  140 Broadway
                            New York, New York 10005
                            Telephone 1-800-773-3863


                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES.........................................  2

INVESTMENT LIMITATIONS....................................................  3

MANAGEMENT................................................................  4

ADDITIONAL INFORMATION ON PERFORMANCE..................................... 10

PORTFOLIO TRANSACTIONS.................................................... 11

SPECIAL SHAREHOLDER SERVICES.............................................. 13

PURCHASE OF SHARES........................................................ 14

REDEMPTION OF SHARES...................................................... 14

NET ASSET VALUE........................................................... 15

ADDITIONAL TAX INFORMATION................................................ 15

CAPITAL SHARES AND VOTING................................................. 17

CUSTODIAN................................................................. 17

INDEPENDENT AUDITORS...................................................... 17

APPENDIX A  -  DESCRIPTION OF RATINGS..................................... 18

ANNUAL REPORT OF THE FUND FOR
  THE FISCAL YEAR ENDED NOVEMBER 30, 1996............................ATTACHED


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectuses of the Capital Management Mid-Cap Fund (formerly named the Capital Management Equity Fund) (the "Fund") dated April 1, 1997, relating to the Fund's Institutional Shares and Investor Shares. The Prospectus for each such Class of shares of the Fund may be obtained from the Fund at the address and phone shown above at no charge.

                        INVESTMENT OBJECTIVE AND POLICIES


The investment objective and policies of the Fund are described in the Prospectus for each Class of shares of the Fund. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus. The Fund, organized on October 18, 1994, has no prior operating history.

Repurchase Agreements. The Fund may acquire U.S. Government obligations or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Description of Money Market Instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings' power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments, and through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchase and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies, and instrumentalities are not subject to this limitation);

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(6) Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(7) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange;

(8) Participate on a joint or joint and several basis in any trading account in securities;

(9) Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

(10) Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(5) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                                   MANAGEMENT

Trustees and Officers. Following are the Trustees and Officers of the Capital Management Investment Trust (the "Trust"), their age, their present position with the Trust or the Fund, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor, are indicated by an asterisk (*). Messrs. David V. Shields and Joseph V. Shields, Jr. are brothers.

Name, Age, Position(s) with                 Principal Occupation(s)
Fund and/or Trust, and Address              During Past 5 Years
------------------------------              -------------------

Lucius E. Burch, III  55                    Chairman and Chief Executive Officer
Trustee                                     Massey Burch Investment Group, Inc.
438 Rosemeade Lane                          (venture capital firm)
Naples, Florida  33999                      Nashville, Tennessee

C. Lennis Koontz, II  54                    Senior Vice President
President                                   Capital Management Associates, Inc.
140 Broadway                                (Advisor to the Fund)
New York, New York  10005                   New York, New York,
                                              since 1992; previously,
                                            Portfolio Manager
                                            Smith Barney Capital Management
                                            New York, New York

J. Hope Reese   36                          Comptroller
Treasurer                                   The Nottingham Company
105 North Washington Street                 (Administrator to the Fund)
Rocky Mount, North Carolina  27802          Rocky Mount, North Carolina,
                                               since 1995; previously
                                            Cash Manager
                                            Law Companies Group
                                            Atlanta, Georgia,
                                               since 1993; previously
                                            Financial Manager
                                            MGR Food Services
                                            Atlanta, Georgia,
                                               since 1992; previously
                                            Accounts Receivable Manager
                                            Atlanta Coca-Cola Bottling Co.
                                            Atlanta, Georgia

Thomas A. Saunders, III  60                 General Partner
Trustee                                     Saunders Karp & Company
667 Madison Avenue                          (merchant bank)
21st Floor                                  New York, New York
New York, New York  10021

David V. Shields  57                        Managing Director
Trustee*                                    Capital Management Associates, Inc.
140 Broadway                                (Advisor to the Fund)
New York, New York  10005                   New York, New York;
                                            Managing Director
                                            Shields & Company
                                            (Distributor of the Fund)
                                            New York, New York

Joseph V. Shields, Jr.  58                  Chairman and Chief Executive Officer
Chairman and Trustee*                       Capital Management Associates, Inc.
140 Broadway                                (Advisor to the Fund)
New York, New York  10005                   New York, New York;
                                            Managing Director
                                            Shields & Company
                                            (Distributor to the Fund)
                                            New York, New York

Anthony J. Walton  54                       Chief Executive Officer
Trustee                                     Armstrong Holdings Corporation
230 Park Avenue                             (investment and corporate finance
Suite 1440                                  advisory firm)
New York, New York  10169                   New York, New York,
                                               since 1995;
                                            Vice Chairman
                                            Petsec Energy, Inc.
                                            (exploration and production
                                            company),
                                            Sydney, Australia, and
                                            Lafayette, Louisiana,
                                               since 1995; previously
                                            Chief Executive Officer
                                            Llama Company
                                            Fayetteville, Arkansas

C. Frank Watson, III  26                    Vice President
Secretary                                   The Nottingham Company
105 North Washington Street                 (Administrator to the Fund)
Rocky Mount, North Carolina 27802           Rocky Mount, North Carolina,
                                              since 1992; previously,
                                            Student University of North Carolina
                                            Chapel Hill, North Carolina

Joseph A. Zock  44                          Senior Vice President
Vice President                              Capital Management Associates, Inc.
140 Broadway                                (Advisor to the Fund)
New York, New York  10005                   New York, New York

Compensation. Trustees and Officers of the Trust who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Other Trustees will receive $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust will also reimburse each Trustee for his or her travel and other expenses relating to attendance at such meetings.

                               COMPENSATION TABLE*

                                                           Pension                                              Total
                                                         Retirement                                         Compensation
                               Aggregate                  Benefits                  Estimated                 from the
                             Compensation                Accrued As                  Annual                     Trust
Name of Person,                from the                 Part of Fund              Benefits Upon                Paid to
Position                         Trust                    Expenses                 Retirement                 Trustees

Lucius E. Burch, III             $2,500                      None                      None                     $2,500
Trustee

Thomas A. Saunders, III          $2,500                      None                      None                     $2,500
Trustee

David V. Shields                   None                      None                      None                       None
Trustee

Joseph V. Shields, Jr.             None                      None                      None                       None
Trustee

Anthony J. Walton                $2,350                      None                      None                     $2,350
Trustee

*Figures are for the fiscal period ended November 30, 1996.

Principal Holders of Voting Securities. As of March 6, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Class of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any Class of the Fund as of March 6, 1997.

                               Institutional Class

     Name and Address of                           Amount and Nature of
     Beneficial Owner                              Beneficial Ownership*                 Percent

     Shields Capital Corporation 401(k)                  133,055.273                      51.20%**
     140 Broadway,
     New York, New York  10005

     Brookwood Endowment Fund                             17,335.186                       6.67%
     120 Wall Street
     New York, New York  10006

     Estate of Rt. Muggridge, Jr.                         15,319.539                       5.90%
     120 Wall Street
     New York, New York  10006


                                 Investor Class

     Name and Address of                           Amount and Nature of
     Beneficial Owner                              Beneficial Ownership*                 Percent

     Cm. Chapin Ryan Thomas                                7,103.358                      13.12%
     120 Wall Street
     New York, New York 10006

     Cm. Chapin Ryan, Jr.                                  6,026.147                      11.13%
     120 Wall Street
     New York, New York 10006

     DR/Pantrade Inc.                                      5,166.783                       9.54%
     120 Wall Street
     New York, New York 10006

     Cyr. A. Ryan, Tte Ryan, Jr. C.                        3,804.725                       7.03%
     120 Wall Street
     New York, New York 10006


     Cyr. A. Ryan, Tte Ryan Thom.                          3,804.725                       7.03%
     120 Wall Street
     New York, New York  10006

     Cyr. A. Ryan, Tte Ryan Nath.                          3,804.725                       7.03%
     120 Wall Street
     New York, New York 10006

     Cyr. A. Ryan, Tte Ryan, Jean                          3,804.725                       7.03%
     120 Wall Street
     New York, New York 10006

     Cm. Chapin Ryan Jean                                  3,320.502                       6.13%
     120 Wall Street
     New York, New York 10006

* The shares indicated are believed by the Trust to be owned beneficially by the indicated parties and held in sub-accounts by the record holder, Dillon Read &
Company, 120 Wall Street, New York, New York 10006.

** Pursuant to applicable SEC regulations, this shareholder is deemed to control this Class of shares of the Fund.

Investment Advisor. Information about Capital Management Associates, Inc. (the "Advisor"), 140 Broadway, New York, New York 10005 and its duties and compensation as Advisor is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor will receive a monthly management fee equal to an annual rate of 1.00% of the first $100 million of the Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. The Advisor has voluntarily waived its fee and reimbursed all or a portion of the Fund's operating expenses for the fiscal year and period ended November 30, 1996 and 1995. The total fees waived amounted to $34,561 and $12,413, respectively, and expenses reimbursed amounted to $97,598 and $72,059, respectively.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Agreement.

The employees of the Advisor control the Advisor. Affiliates of the Advisor also control the Distributor.

The Administrator and Transfer Agent. The Trust has entered into a Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the following annual rates: on the first $50 million of the Fund's net assets, 0.20%; on the next $50 million, 0.175%; on all assets over $100 million, 0.15%. For the fiscal year and period ended November 30, 1996 and 1995, the Fund paid an administrative fee of $6,912 and $7,352, respectively. In addition, the Administrator currently receives a monthly fee of $2,000 for the first class of the Fund and $750 for each additional class of the Fund for accounting and recordkeeping services for the Fund. For the fiscal year and period ended November 30, 1996 and 1995, the Administrator received $33,000 and $23,500, respectively, for such services. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $3,000 per month for all of its fees taken in the aggregate, analyzed monthly.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

With the approval of the Trust, the Administrator has contracted with North Carolina Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor. Shields & Company (the "Distributor") is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor, which is affiliated with the Advisor, serves as exclusive agent for the distribution of the shares of the Fund. The Distributor may sell such shares to or through qualified securities dealers or others. The Distributor receives commissions consisting of that portion of the sales charge for Investor Shares remaining after the discounts which it allows to dealers. For the fiscal year and period ended November 30, 1996 and 1995, the aggregate dollar amount of sales charges paid on the sale of Investor Shares was $15,356 and $4,094, respectively, of which the Distributor retained $303 and $1,109, respectively, after reallowances to broker-dealers and sales representatives.

J.V. Shields, Jr., David V. Shields, and Richard B. Thatcher, affiliated persons of the Fund, are also affiliated persons of the Advisor and the Distributor.

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares (see "Management of the Fund - Distribution Plan" in the Prospectus for the Investor Shares). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Board of Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Board of Trustees annually.

Under the Plan the Fund may expend up to 0.75% of the Investor Shares' average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Investor Shares may not exceed 0.25% of the Investor Shares' average annual net asset value. For the fiscal year ended November 30, 1996, the Fund paid distribution and service fees under the Plan in the amount of $4,613. This amount was paid to sales personnel for selling Fund shares and servicing shareholder accounts.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =       average annual total return.
               ERV =       ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical initial payment of $1,000 from which
                           the maximum sales load is deducted.
                 n =       period covered by the computation, expressed in terms
                           of years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return for the Investor Shares of the Fund for the fiscal year ended November 30, 1996, and for the period from the inception of the Investor Shares of the Fund (April 7, 1995) through November 30, 1996, was 16.02% and 16.06%, respectively. The cumulative total return for the Investor Shares of the Fund since inception through November 30, 1996 was 27.90%. These quotations assume the maximum 3% sales load was deducted from the initial investment. Without reflecting the effects of the maximum 3% sales load, the average annual total return for the Investor Shares for the fiscal year ended November 30, 1996 and for the period since inception through November 30, 1996, was 19.61% and 18.22%, respectively. The cumulative total return for the Investor Shares of the Fund since inception through November 30, 1996, without deducting the maximum 3% sales load, was 31.85%.

The average annual total return for the Institutional Shares of the Fund for the fiscal year ended November 30, 1996, and for the period from the inception of the Institutional Shares of the Fund (January 27, 1995) through November 30, 1996, was 19.57% and 23.27%, respectively. The cumulative total return for the Institutional Shares of the Fund since inception through November 30, 1996, was 47.07%.

These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Fund may also compare its performance to the S&P MidCap 400 Index, which is designed to measure the investment performance of medium-capitalization equities such as those in which the Fund invests, and the Lipper Capital Appreciation Index, which ranks the performance of mutual funds that have an objective of growth of capital. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal year and period ended November 30, 1996 and 1995, the Fund paid brokerage commissions of $14,523 and $7,588, respectively, of which $14,367 and $1,665, respectively, was paid during such periods to the Distributor. For the fiscal year ended November 30, 1996, transactions in which the Fund used the Distributor as broker involved 99.01% of the aggregate dollar amount of transactions involving the payment of commissions and 98.93% of the aggregate brokerage commissions paid by the Fund.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more for Investor Shares and $250,000 or more for Institutional Shares may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863 or by writing to:

                         Capital Management Mid-Cap Fund
                     c/o North Carolina Shareholder Services
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received, plus a sales charge for the Investor Shares as more fully described in the Prospectus for Investor Shares. An order received prior to 4:00 p.m. New York time will be executed at the price computed as of 4:00 p.m. on the date of receipt, and an order received after 4:00 p.m. New York time will be executed at the price computed as of that time on the next business day. The basis for determining the sales charge applicable to a purchase of Investor Shares and how the sales charge is distributed between the Distributor and other dealers is described in the Prospectus for the Investor Shares under "How to Purchase Shares."

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Employees and Affiliates of the Fund. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. The Fund may also sell shares at net asset value without a sales charge to such persons. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "NYSE") is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                                 NET ASSET VALUE

The net asset value per share of each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each Class of Shares of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

For the fiscal year and period ended November 30, 1996 and 1995, the total expenses of the Fund, after voluntary fee waivers and expense reimbursements, were $0 (0.00% of the average daily net assets of each Class of the Fund) and $4,149 (0.31% of the average daily net assets of the Institutional Shares of the Fund and 1.06% of the average daily net assets of the Investor Shares of the
Fund), respectively.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Code. The Fund intends to qualify and to remain qualified as a regulated investment company. To so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends; interest; payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies; and other income derived with respect to the Fund's business of investing in such stock, securities, or currencies. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

Another requirement for qualification as a regulated investment company under the Code is that less than 30% of the Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (l) stock and securities (as defined in Section 2(a) (36) of the 1940 Act); (2) options, futures, and forward contracts other than those on foreign currencies; or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). Interest (including original issue discount and, with respect to certain debt securities, accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Under current tax law, certain types of expenses incurred by the Fund must be proportionately allocated as additional income to shareholders. As a result, the amounts reportable by the Fund as taxable income, if any, may exceed the dividends actually paid. Such proportionate allocation of Fund expenses, if any, will be identified when tax information is distributed by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

The Trust's Declaration of Trust currently authorizes the issuance of shares in one series: the Capital Management Mid-Cap Fund. These shares are divided into two Classes ("Institutional Shares" and "Investor Shares") as described in the Prospectus. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders. Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

                                    CUSTODIAN

First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for the Fund. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act).

                              INDEPENDENT AUDITORS

The firm of KPMG Peat Marwick LLP, 1021 East Cary Street, Richmond, Virginia 23219-4023 served as independent auditors for the Fund for the fiscal year and period ended November 30, 1996 and 1995. The Board of Trustees of the Trust has selected the firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, to serve as independent auditors for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

The financial statements of the Fund are audited at least once each year by independent auditors. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the Statement of Additional Information whenever it is requested by a shareholder or a prospective investor.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund will normally be at least 90% invested in equities. As a temporary defensive position, however, when the Advisor determines that market conditions warrant such investments, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments as described in the Prospectus. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Group. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and to repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and to repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and to repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and to repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc., ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper-medium-grade obligation. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and, in fact, has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A, and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca, or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default, or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable-rate, demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B, and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and to make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1, and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc., ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and to repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and to repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B, and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and to make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments, and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                [Capital Management Investment Trust Letterhead]


Dear Fellow Shareholders,


     As the calendar year 1996 Draws to a close, it appears that the equity markets have once again provided investors with above-average returns, and your fund has been invested to participate fully in this favorable environment.

One must ask, however, has the public become overly infatuated with the stock market? Over the past fifteen years total returns from stocks have averaged in the mid-teens, which is above the historic norm of about 10% per year. During the two-year period 1995 and 1996, approximately $2.7 trillion in shareholder wealth has been created. Direct holdings of stocks and mutual funds by the public now stand at 27% of financial assets, but to put this figure in perspective, the peak direct ownership of stocks was in 1968 when equities represented 45% of households' financial assets. Based on direct ownership statistics, the public is not over-exposed to the stock market. Does this mean one should not be concerned about market declines? Of course not, but investment programs must be focused on long-term goals and be diversified across several alternatives. As I have stated to you before, our long term goal for your fund is to grow its assets in a prudent manner while focusing on the very dynamic mid-cap area of the equity market.

     Currently, the underpinnings of the financial markets suggest that the coming year should be good for stocks; returns are not likely to reach the level of 1996, but they should be OK. The great worry of the financial markets, rising inflation, is not foreseen to be a problem; therefore, interest rates should remain close to current levels. Corporate profits will continue to grow (our guess is 6% to 8%), even though the rate of increase will be less than that of the past five years.

     Since late 1995, the heavy mutual fund cash inflows have been concentrated primarily in large capitalization stocks for purposes of expedience. as a result, many mid-cap stocks are now relatively under-valued. We have increased exposure to the technology group given the favorable impact product advances from many of these companies are having on the competitive structure of U.S. industry and our daily lives, and we continue to favor regional banking institutions and energy exploration/service companies.

     Thank you for your interest in the Capital Management Equity Fund, and we look forward to another exiting investment year.

                                                C. Lennis Koontz, II, C.F.A.
                                                President
                                                December 28, 1996

                         CAPITAL MANAGEMENT EQUITY FUND
                              INSTITUTIONAL CLASS
                    Performance Update - $250,000 Investment
           For the period from January 27, 1995 to November 30, 1996

                                    [graph]


                          Instit        S&P 400      S&P 500       Lipper
                          Shares        MID CAP      Total Return  Capital
                                                     Index         Appreciation

         01/27/95         250,000       250,000      250,000       250,000
         01/31/95         251,675       249,292      250,125       249,357
         02/28/95         260,950       262,359      259,880       258,454
         03/31/95         276,275       266,925      267,546       265,288
         04/30/95         275,424       272,284      275,412       269,862
         05/31/95         280,704       278,853      286,429       276,617
         06/30/95         290,263       289,798      293,074       290,110
         07/31/95         300,584       305,344      302,804       307,213
         08/31/95         304,612       310,991      303,561       310,606
         09/30/95         306,752       318,530      316,371       318,703
         10/31/95         294,361       310,333      315,232       312,471
         11/30/95         307,511       323,887      329,071       324,000
         12/31/95         312,873       323,081      335,423       326,345
         01/31/96         313,391       327,768      346,840       332,553
         02/29/96         313,391       338,908      350,054       340,828
         03/31/96         321,472       342,969      353,425       344,322
         04/30/96         333,455       353,445      358,634       358,893
         05/31/96         338,926       358,225      367,883       369,407
         06/30/96         339,447       352,850      369,289       359,495
         07/31/96         316,172       328,978      352,972       333,170
         08/31/96         332,125       347,951      360,417       348,053
         09/30/96         342,454       363,122      380,707       368,228
         10/31/96         349,288       364,178      391,205       363,512
         11/30/96         367,685       384,999      419,634       379,307


This graph depicts the performance of the Capital Management Equity Fund - Institutional Shares versus the S&P Mid Cap 400 Index, the Lipper Capital Appreciation Index, and the S&P 500 Index. It is important to note Capital Management Equity Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

     The graph assumes an initial $250,000 investment at January 27, 1995. All dividends and distributions are reinvested.

     At November 30, 1996, the value of the Institutional Shares would have grown to $367,685 - total investment return of 47.07% since January 27, 1995.

     At November 30, 1996, a similar investment in the S&P Mid Cap 400 Index would have been worth $384,999 - total investment return of 54.00% since January 27, 1995; a similar investment in the Lipper

     Capital   Appreciation  Index  would  have  been  worth  $379,307  -  total investment return of 51.72%; and a similar investment in the S&P 500 Index would have been worth $419,634 - total investment return of 67.85%.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

           Average Annual Total Return
-------------------------------------------------
                    Since Inception     One Year
-------------------------------------------------
No Sales Load       23.27%              19.57%
-------------------------------------------------

                         CAPITAL MANAGEMENT EQUITY FUND
                                 INVESTOR CLASS
                    Performance Update - $10,000 Investment
             For the period from April 7, 1996 to November 30, 1996

                                    [graph]


                 Institut      S&P 400     S&P 500        Lipper
                 Shares        MID CAP     Total Return   Capital
                                           Index          Appreciation

   04/07/95       9,700         9,700       9,700          9,700
   04/30/95       9,641         9,880       9,866          9,849
   05/31/95       9,822        10,118      10,260         10,096
   06/30/95      10,131        10,515      10,498         10,588
   07/31/95      10,482        11,079      10,847         11,212
   08/31/95      10,614        11,284      10,874         11,336
   09/30/95      10,689        11,558      11,333         11,632
   10/31/95      10,247        11,260      11,292         11,404
   11/30/95      10,689        11,752      11,788         11,825
   12/31/95      10,874        11,723      12,015         11,911
   01/31/96      10,883        11,893      12,424         12,137
   02/29/96      10,874        12,297      12,539         12,439
   03/31/96      11,147        12,444      12,660         12,567
   04/30/96      11,556        12,824      12,846         13,098
   05/31/96      11,746        12,998      13,178         13,482
   06/30/96      10,755        12,803      13,228         13,120
   07/31/96      10,990        11,937      12,643         12,160
   08/31/96      11,537        12,625      12,910         12,703
   09/30/96      11,897        13,176      13,637         13,439
   10/31/96      12,144        13,214      14,013         13,267
   11/30/96      12,785        13,969      15,031         13,843




This graph depicts the performance of the Capital Management Equity Fund - Investor Shares versus the S&P Mid Cap 400 Index, the Lipper Capital Appreciation Index, and the S&P 500 Index. It is important to note the Capital Management Equity Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

     The graph assumes an initial $10,000 investment at April 7, 1995. All dividends and distributions are reinvested.

     At November 30, 1996, the value of the Investor Shares would have grown to $12,790 - total investment return of 27.90% since April 7, 1995. Without the deduction of the 3% maximum sales load, the value of the Investor Shares would have grown to $13,185 - total investment return of 31.85% since April 7, 1995. The sales load may be reduced or eliminated for larger purchases.

     At November 30, 1996, a similar investment in the S&P Mid Cap 400 Index would have been worth $13,969 - total investment return of 39.69% since April 7, 1995; a similar investment in the Lipper Capital Appreciation Index would have grown to $13,843 - total investment return of 38.43%; and a similar investment in the S&P 500 Index would have grown to $15,031 - total investment return of 50.31%.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                 Average Annual Total Return
-----------------------------------------------------------
                        Since Inception           One Year
-----------------------------------------------------------
No Sales Load           18.22%                    19.61%

With 3% Sales Load      16.06%                    16.02%
-----------------------------------------------------------

                         CAPITAL MANAGEMENT EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1996

--------------------------------------------------------------------------------
                                                                       Value
                                               Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.82%

Auto Parts - Replacement Equipment - 1.15%
(a)AutoZone, Inc.                                2,000                 $49,250

Chemicals - 8.32%
   Air Products and Chemicals, Inc.              2,000                 139,250
   Hanna (M.A.) Company                          5,700                 120,412
   IMC Global, Inc.                              2,600                  93,925
                                                 -----                  ------
                                                                       353,587
Computers - 5.74%
(a)Hutchinson Technology, Inc.                   2,200                 116,050
   Reynolds & Reynolds Company                   4,600                 127,650
                                                 -----                 -------
                                                                       243,700
Electrical Equipment - 2.55%
   Belden, Inc.                                  3,175                 108,347

Electronics - 4.03%
   Varian Associates, Inc.                       1,500                  73,875
(a)Waters Corporation                            3,600                  97,650
                                                 -----                  ------
                                                                       171,525
Financial - Banks, Commercial - 11.50%
   Barnett Banks, Inc.                           2,400                 105,600
   First Security Corporation                    4,050                 131,119
   Summit Bancorp                                2,900                 130,137
   US Bancorp                                    2,850                 121,837
                                                 -----                 -------
                                                                       488,693
Food - Wholesale - 5.26%
   Dole Food Company                             2,650                 103,350
   Richfood Holdings, Inc.                       4,612                 119,912
                                                 -----                 -------
                                                                       223,262
Homebuilders - 4.80%
(a)Champion Enterprises, Inc.                    2,400                  50,100
   Clayton Homes, Inc.                           2,850                  46,312
   Leggett & Platt, Inc.                         3,500                 107,625
                                                 -----                 -------
                                                                       204,037
Industrial Materials - Specialty - 0.81%
(a)AES Corporation                                 700                  34,212

Lodging - 1.29%
(a)Promus Hotel Corporation                      1,700                  54,825

                                                                  (Continued)

                         CAPITAL MANAGEMENT EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1996
--------------------------------------------------------------------------------
                                                                       Value
                                                Shares                (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

Machine - Construction and Mining - 1.73%
   Case Corporation                              1,400                 $73,500

Machine - Diversified - 7.20%
   AGCO Corporation                              2,350                  65,506
   Helix Technology Corporation                  3,500                 111,563
   York International Corporation                2,450                 128,625
                                                 -----                 -------
                                                                       305,694
Miscellaneous - Manufacturing - 3.26%
   Fisher Scientific International               3,025                 138,394

Medical Supplies - 5.07%
(a)Sola International, Inc.                      3,100                 108,888
(a)Sybron International Corporation              3,500                 106,313
                                                 -----                 -------
                                                                       215,201
Oil & Gas - Domestic - 2.67%
   Quaker State Corporation                      6,625                 113,453

Oil & Gas - Equipment & Services - 9.34%
(a)Diamond Offshore Drilling, Inc.               2,300                 146,625
(a)ENSCO International, Inc.                     2,100                  92,137
(a)Varco International, Inc.                     6,900                 157,838
                                                 -----                 -------
                                                                       396,600
Oil & Gas - Exploration - 3.12%
   Transocean Offshore, Inc.                     2,200                 132,550

Packaging & Containers - 1.30%
   Aptargroup, Inc.                              1,600                  55,200

Retail - Department Stores - 2.55%
(a)Federated Department Stores, Inc.             3,175                 108,347

Toys - 3.18%
   Mattel, Inc.                                  4,375                 135,078

Transportation - Rail - 2.92%
   Illinois Central Corporation                  3,650                 124,100

Utilities - Electric - 2.44%
   Idaho Power Company                           3,350                 103,850


                                                                  (Continued)

                         CAPITAL MANAGEMENT EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1996
--------------------------------------------------------------------------------
                                                                       Value
                                               Shares                 (note 1)
--------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

Utilities - Gas - 5.59%
   Brooklyn Union Gas Company                    4,100                $128,638
   Pacific Enterprises                           3,550                 108,719
                                                 -----                 -------
                                                                       237,357

Total Common Stocks (Cost $3,394,065)                                4,070,762


                                              Principal
                                               Amount
                                             ----------
REPURCHASE AGREEMENT (b) - 4.13%
      Wachovia Bank                           $175,265                 175,265
                                              --------                 -------
      5.66%, due December 2, 1996
      (Cost $175,265)


Total Value of Investments (Cost $3,569,330 (c))          99.95%     4,246,027
Other Assets Less Liabilities                              0.05%         2,324
                                                           ----          -----
   Net Assets                                            100.00%    $4,248,351
                                                         ======     ==========




     (a)  Non-income producing investment.

     (b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company.

     (c) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                         $716,839
      Unrealized depreciation                                         (40,142)
                                                                      --------
               Net unrealized appreciation                            $676,697






See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               November 30, 1996


ASSETS
   Investments, at value (cost $3,569,330)                        $4,246,027
   Interest receivable                                                   707
   Dividends receivable                                                2,901
   Due from advisor (note 2)                                          16,758
   Other asset                                                           201
                                                                  ----------
      Total assets                                                 4,266,594

LIABILITIES
   Accrued expenses                                                   13,657
   Disbursements in excess of cash on demand deposit                   4,586
                                                                  ----------
      Total liabilities                                               18,243

NET ASSETS                                                        $4,248,351
                                                                  ==========
NET ASSETS CONSIST OF
   Paid-in capital                                                $3,444,966
   Undistributed net investment income                                11,660
   Undistributed net realized gain on investments                    115,028
   Net unrealized appreciation on investments                        676,697
                                                                  ----------
                                                                  $4,248,351


INSTITUTIONAL CLASS
   Net asset value and offering price per share                       $13.99
   ($3,502,215 / 250,268 shares outstanding)
INVESTOR CLASS
   Net asset value ($746,136 / 53,463 shares outstanding)             $13.96
                                                                      ======
   Maximum offering price per share (100 / 97 of $13.96)              $14.39
                                                                      ======


See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                            STATEMENT OF OPERATIONS
                          Year ended November 30, 1996


INVESTMENT INCOME

   Income
      Dividends                                                      $55,196
      Interest                                                        11,614
                                                                   ---------
         Total income                                                 66,810
                                                                   ---------
   Expenses
      Investment advisory fees (note 2)                               34,561
      Fund accounting fees (note 2)                                   33,000
      Professional fees                                               14,096
      Fund administration fees (note 2)                                6,912
      Custody fees                                                     7,654
      Registration and filing administration fees                      5,441
      Distribution and service fees - Investor Class (note 3)          4,613
      Securities pricing fees                                          2,854
      Shareholder recordkeeping fees                                     638
      Trustee fees and meeting expenses                                8,793
      Registration and filing expenses                                 7,170
      Shareholder servicing expenses                                   3,499
      Other operating expenses                                         1,875
      Printing expenses                                                1,053
                                                                   ---------
         Total expenses                                              132,159
                                                                   ---------
         Less:
            Expense reimbursements (note 2)                          (97,598)
            Investment advisory fees waived (note 2)                 (34,561)
                                                                   ---------
         Net expenses                                                      0
                                                                   ---------
            Net investment income                                     66,810
                                                                   ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                    124,863
   Increase in unrealized appreciation on investments                477,699
                                                                   ---------
      Net realized and unrealized gain on investments                602,562
                                                                   ---------
         Net increase in net assets resulting from operations       $669,372
                                                                   =========

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Period from
                                                                                January 27, 1995
                                                                                  (commencement
                                                                 Year ended     of operations) to
                                                                November 30,       November 30,
                                                                    1996              1995
INCREASE IN NET ASSETS

  Operations
      Net investment income                                          $66,810          $29,772
      Net realized gain from investment transactions                 124,863           33,755
      Increase in unrealized appreciation on investments             477,699          198,998
                                                                  ----------       ----------
         Net increase in net assets resulting from operations        669,372          262,525

  Distributions to shareholders from
      Net investment income - Institutional Class                    (55,272)         (19,101)
      Net investment income - Investor Class                         (10,130)            (419)
      Net realized gain from investment transactions - Institut      (33,645)               0
      Net realized gain from investment transactions - Investor       (9,945)               0
                                                                  ----------       ----------

         Decrease in net assets resulting from distributions        (108,992)         (19,520)
                                                                  ----------       ----------
  Capital share transactions
      Increase in net assets resulting from cap share transations  1,304,649        2,140,316
                                                                  ----------       ----------
           Total increase in net assets                            1,865,028        2,383,321
NET ASSETS
  Beginning of period                                              2,383,321                0
                                                                  ----------       ----------
  End of period (including undistributed net investment income    $4,248,351       $2,383,321
                 of $11,660 in 1996 and $10,252 in 1995)          ----------       ----------

(a) A summary of capital share activity follows:

----------------------------------------------------------------------------------------------
                                                                           Period from
                                          Year ended                   January 27, 1995 to
                                       November 30, 1996                November 30, 1995
                                     Shares          Value           Shares           Value
----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Shares sold                           98,149      $1,190,936         149,099       $1,574,589
Shares issued for reinvestment         7,179          88,917           1,626           19,101
                                    --------      ----------        --------       ----------
                                     105,328       1,279,853         150,725        1,593,690
                                    --------      ----------        --------       ----------
Shares redeemed                       (5,786)        (76,867)              0                0
                                    --------      ----------        --------       ----------
  Net increase                        99,542      $1,202,986         150,725       $1,593,690
                                    ========      ==========        ========       ==========


----------------------------------------------------------------------------------------------
                                                                           Period from
                                           Year ended                    April 7, 1995 to
                                       November 30, 1996                 November 30, 1995
                                     Shares          Value           Shares           Value
----------------------------------------------------------------------------------------------

INVESTOR CLASS
Shares sold                           11,424        $148,294          45,533         $546,342
Shares issued for reinvestment         1,635          20,075              35              419
                                    --------      ----------        --------       ----------
                                      13,059         168,369          45,568          546,761
                                    --------      ----------        --------       ----------
Shares redeemed                       (5,154)        (66,706)            (11)            (135)
                                    --------      ----------        --------       ----------
  Net increase                         7,906        $101,663          45,557         $546,626
                                    ========      ==========        ========       ==========

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                (For a Share Outstanding Throughout the Period)


                                              INSTITUTIONAL CLASS           INVESTOR CLASS
------------------------------------------------------------------------------------------------
                                                         Period from                Period from
                                                      January 27, 1995             April 7, 1995
                                                        (commencement              (commencement
                                            Year ended  of operations  Year ended  of operations
                                            November 30  November 30   November 30  November 30,
                                               1996          1995          1996          1995
------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $12.16       $10.00        $12.09       $11.07

  Income from investment operations
    Net investment income                         0.23         0.20          0.24         0.11
    Net realized and unrealized gain
       on investments                             2.08         2.10          2.06         1.02
                                                  ----         ----          ----         ----
       Total from investment operations           2.31         2.30          2.30         1.13
                                                  ----         ----          ----         ----
  Distributions to shareholders from
    Net investment income                        (0.26)       (0.14)        (0.21)       (0.11)
    Net realized gain from investment
       transactions                              (0.22)        0.00         (0.22)        0.00
                                                 -----         ----         -----         ----
       Total distributions                       (0.48)       (0.14)        (0.43)       (0.11)
                                                 -----        -----         -----        -----

Net asset value, end of period                  $13.99       $12.16        $13.96       $12.09
                                                ======       ======        ======       ======


Total return (a)                                 19.57 %      23.00 %       19.61 %      10.24 %

Ratios/supplemental data

  Net assets, end of period                 $3,502,215   $1,832,507      $746,136     $550,814
                                            ==========   ==========      ========     ========

  Ratio of expenses to average net assets
    Before expense reimbursements and waived      3.70 %       7.20 %(b)     4.45 %       7.18 %(b)
    After expense reimbursements and waived       0.00 %       0.31 %(b)     0.00 %       1.06 %(b)

  Ratio of net investment income (loss) to average net assets
    Before expense reimbursements and waived     (1.77)%      (4.45)%(b)    (2.50)%      (4.23)%(b)
    After expense reimbursements and waived       1.94 %       2.44 %(b)     1.95 %       1.89 %(b)


  Portfolio turnover rate                        82.30 %      47.74 %       82.30 %      47.74 %

  Average brokerage commission per share         $0.06          N/A         $0.06          N/A


(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.

See accompanying notes to financial statements

                         CAPITAL MANAGEMENT EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of the Capital Management Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1994 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on January 27, 1995. The Fund has an unlimited number of authorized shares, which are divided into two classes - Institutional Shares and Investor Shares. Only Institutional Shares were offered by the Fund prior to April 7, 1995.

     Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of three percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ended November 30.

                         CAPITAL MANAGEMENT EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 1996



     E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     F. Repurchase Agreements - The fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Capital Management Associates, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.

     Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.50% of the average daily net assets of the Fund's Institutional Class and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $34,561 ($0.13 per share) and reimbursed $97,598 of the operating expenses incurred by the Fund for the fiscal year ended November 30, 1996.

     All organization expenses of the Fund were incurred and paid by the Advisor. At November 30, 1996, the Advisor owned 10,513 Institutional Shares and 113 Investor Shares of the Fund.

                         CAPITAL MANAGEMENT EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 1996



     The Fund's administrator, The Nottingham Company, L.L.C. (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.20% of the Fund's first $50 million of average daily net assets, 0.175% of the next $50 million, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,000 for accounting and record keeping services for the initial class of shares and $750 per month for each additional class of shares.
     Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

     Shields & Company, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the fiscal year ended November 30, 1996, the Distributor retained sales charges in the amount of $303. At November 30, 1996, the Distributor owned 129,251 Institutional Shares of the Fund.

     Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

     The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

     The Plan provides that the Fund may incur certain costs, which may not exceed 0.75% per annum of the Investor Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares' average daily net assets. The Fund incurred $4,613 of such expenses under the Plan for the fiscal year ended November 30, 1996.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $4,471,711 and $2,673,096, respectively, for the fiscal year ended November 30, 1996.

                         CAPITAL MANAGEMENT EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 1996


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The total $0.22 per share of such distributions for the fiscal year ended November 30, 1996, represents short-term capital gain. This gain is taxable as ordinary income to shareholders for federal income tax purposes. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

                       [KPMG Peat Marwick LLP letterhead]

Independent Auditors Report

To the Board of Trustees and Shareholders
Capital Management Investment Trust:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Management Equity Fund (the Fund), a series of the Capital Management Investment Trust, as of November 30, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended November 30, 1996 and the period from January 27, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Management Equity Fund as of November 30, 1996, the results of its operations for the year then ended , and the changes in its net assets and financial highlights for the year ended November 30, 1996 and the period from January 27, 1995 (commencement of operations) to November 30, 1995 in conformity with generally accepted accounting principles.




Richmond, Virginia                                 \s\  KPMG PEAT MARWICK LLP
December 13, 1996

                                     PART C

                       CAPITAL MANAGEMENT INVESTMENT TRUST

                                    FORM N1-A

                                OTHER INFORMATION

ITEM 24.     Financial Statements and Exhibits

     a) Financial Statements: The Annual Report for the Fiscal Year Ended November 30, 1997 for the Capital Management Mid-Cap Fund is included in Part B, with related Financial Highlights included in Part A

     b)   Exhibits

(1)  Declaration of Trust - Incorporated by reference; filed 3/26/96

(2)  By-Laws - Incorporated by reference; filed 3/26/96

(3)  Voting Trust Agreement - Not Applicable

(4) Specimens - Not Applicable - the series of the Registrant do not issue certificates (see Exhibit 1 and 2 for the relevant portions of the Declaration of Trust and By-Laws)

(5)  Investment Advisory Agreement - Incorporated by reference; filed 3/26/96

(6)  Distribution Agreement - Incorporated by reference; filed 3/26/96

(7)  Retirement Plans Sponsored by Registrant - Not Applicable

(8)  Custody Agreement - Enclosed Exhibit 8

(9)  (a)   Fund Accounting,  Dividend  Disbursing & Transfer Agent, and
           Administration  Agreement - Incorporated by reference; filed 3/26/96
     (b) Amendment to the Fund Accounting, Dividend Disbursing & Transfer Agent, and Administration Agreement dated October 1, 1995 - Incorporated by reference; filed 3/26/96

(10) Opinion and Consent of Counsel - Incorporated by reference; filed 3/26/96 and 1/28/97

(11) Opinion and Consent of Auditors - Enclosed Exhibit 11

(12) Financial Statements Omitted - Not Applicable

(13) Initial Capital Agreement -Incorporated  by reference;  filed 3/26/96

(14) Prototype Plans - Not Applicable

(15) Plan of Distribution pursuant to Rule 12b-1 - Incorporated by reference; filed 3/26/96

(16) Computation of Performance - Enclosed Exhibit 16

(17) Copies of  Powers  of  Attorney  -  Enclosed  Exhibit  24

(18) Copies of Rule 18f-3 Multi-Class Plan - Incorporated by reference; filed 3/26/96

(19) Financial Data Schedule - Enclosed Exhibit 27

ITEM 25.     Persons Controlled by or Under Common Control with Registrant

             No person is controlled by or under common control with Registrant.

ITEM 26.     Number of Record Holders of Securities

             As of March 31, 1997, the number of record holders of each class of securities of Registrant was as follows:
                                                                    Number of
 Title of Class                                                 Record Holders
 Capital Management Mid-Cap Fund - Institutional Shares                  33
 Capital Management Mid-Cap Fund - Investor Shares                       29

ITEM 27. Indemnification

The Trust's Declaration of Trust, Investment Advisory Agreements, Administration Agreement, and Distribution Agreements provide for indemnification of certain persons acting on behalf of the Trust.

Article V, Section 5.4 of the Trust's Declaration of Trust states:

     1. Subject only to the provisions hereof, every person who is or has been a Trustee, officer, employee or agent of the Trust and every person who serves at the Trustees request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a Trustee, officer, employee or agent of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred by him in the compromise or settlement thereof.

     2. The words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liabilities" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     3. No indemnification shall be provided hereunder to a Trustee or officer: a. against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); b. with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; c. in the absence of a final adjudication on the merits that such Trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made: (A) by vote of a majority of a quorum of the Trustees who are neither Interested Persons nor parties to the proceedings; or (B) by independent legal counsel, in a written opinion.

     4. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement granted herein except out of the property of the Trust, and no other person shall be personally liable to provide indemnity or reimbursement hereunder (except an insurer or surety or person otherwise bound by contract).

     5. Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.4 may be paid by the Trust prior to final disposition thereof upon receipt of a written undertaking by or on behalf of the Trustee, officer, employee or agent to reimburse the Trust if it is ultimately determined under this
          Section  5.4  that  he  is  not  entitled  to  indemnification.   Such
          undertaking shall be secured by a surety bond or other suitable insurance or such security as the Trustees shall require unless a majority of a quorum of the Trustees who are neither Interested Persons nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on readily available facts, that there is reason to believe that the indemnitee ultimately will be found to be entitled to indemnification.

          Section 8(b) of the Investment Advisory Agreements states:

          "Subject to the limitations set forth in this Section 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty on the part of the Advisor with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or
          (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section
          2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid unless it is ultimately determined that it is entitled to indemnification of such expenses under this Section 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
          (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

          As to any matter disposed of by a compromise payment by the Advisor referred to in this Section 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the
          Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

          The right of indemnification provided by this Section 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Section 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Section 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose."

          Section 8(b) of the Administration Agreement states:

          "Indemnification of Administrator. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Administrator against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Administrator in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty on the part of the
          Administrator with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Administrator is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Administrator was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Administrator for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Administrator was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section
          2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Administrator (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Administrator shall have undertaken to repay the amounts so paid unless it is ultimately determined that it is entitled to indemnification of such expenses under this Subsection 8(b) and if (i) the Administrator shall have provided security for such undertaking,
          (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Administrator ultimately will be entitled to indemnification hereunder.

          As to any matter disposed of by a compromise payment by the Administrator referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Administrator of any amount paid to the Administrator in accordance with either of such clauses as indemnification of the Administrator is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Administrator's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

          The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Administrator may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Administrator is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose."

          Section (6) of the Distribution Agreements states:

          "that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Trust agrees to indemnify Distributor and its officers and partners against any and all claims, demands, liabilities and expenses which Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement or prospectus (except a prospectus of the Funds prepared for use under Rule 482 under the 1933 Act) or statement of additional information of the Funds, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon and in conformity with information furnished to the Trust in connection therewith by or on behalf of Distributor. Nothing herein contained shall require the Trust to take any action contrary to any provision of its Agreement and Declaration of Trust or any applicable statute or regulation."

ITEM 28. Business and other Connections of Investment Advisor

     See the Statement of Additional Information section entitled "Management" and the Investment Advisor's Form ADV filed with the Commission for the activities and affiliations of the officers and directors of the Investment Advisor of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisor currently serve as investment advisor to numerous institutional and individual clients.

ITEM 29. Principal Underwriter

     (a) Shields & Company is underwriter and distributor for the Capital Management Mid-Cap Fund.

     (b)

       Name and Principal               Position(s) and Offices          Position(s) and Offices
       Business Address                 with Underwriter                 with Registrant

       Joseph V. Shields, Jr.           Chairman                         Trustee
       140 Broadway
       New York, New York  10005

       David V. Shields                 President                        Trustee
       140 Broadway
       New York, New York  10005

       Richard B. Thatcher              Vice President, Secretary        None
       140 Broadway                     Treasurer
       New York, New York  10005

       Joseph A. Zock                   Vice President                   None
       140 Broadway
       New York, New York  10005

       Bruce L. Graham, CFA             Vice President                   None
       140 Broadway
       New York, New York  10005

       Brian Keep                       Vice President                   None
       140 Broadway
       New York, New York  10005

       (c)                              Not applicable

ITEM 30. Location of Accounts and Records

          All account books and records not normally held by the Custodian are held by the Trust, in the offices of The Nottingham Company or North Carolina Shareholder Services, Administrator and Transfer Agent, respectively, to the Trust, or in the offices of Capital Management Associates, Inc., the Advisor.

          The address of The Nottingham Company is 105 North Washington Street, P.O. Drawer 69, Rocky Mount, North Carolina 27802-0069. The address of North Carolina Shareholder Services is 107 North Washington Street, P.O. Drawer 4365, Rocky Mount, North Carolina 27802-0365. The address of Capital Management Associates, Inc. is 140 Broadway, New York, New York 10005.

ITEM 31. Management Services

          The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Registrant and The Nottingham Company are discussed in Part B hereof.

ITEM 32. Undertakings

     a. Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

     b. Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, State of North Carolina on the 31st day of March 1997.

CAPITAL MANAGEMENT INVESTMENT TRUST


By:  /s/ C. Frank Watson III
     ------------------------
      C. Frank Watson III
      Asst. Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


/s/Lucius E. Burch, III*
------------------------
Lucius E. Burch, III                 Trustee

/s/ J. Hope Reese
------------------------
J. Hope Reese                        Treasurer


/s/ Thomas A. Saunders, III*
------------------------
Thomas A. Saunders, III              Trustee

/s/ David V. Shields*
------------------------
David V. Shields                     Trustee

/s/ J.V. Sheilds*
------------------------
J.V. Sheilds                         Trustee and Chairman,
                                     (Principal Executive Officer)

/s/ Anthony J. Walton*
------------------------
Anthony J. Walton                    Trustee




* By:/s/ C. Frank Watson III         Dated:  March 31, 1997
     -----------------------
      C. Frank Watson III
      Attorney-in-Fact

                       CAPITAL MANAGEMENT INVESTMENT TRUST

                                  EXHIBIT INDEX


EXHIBIT NUMBER                          DESCRIPTION

   EXHIBIT 99.B.8                       Custody Agreement
   EXHIBIT 99.B.11                      Opinion and Consent of Auditors
   EXHIBIT 99.B.16                      Computation of Performance Data
   EXHIBIT 99.B.24                      Copies of Power of Attorney
   EXHIBIT 99.B.27                      Financial Data Schedule